SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicole Trudeau, Esq.
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: May 31, 2020
Date of reporting period: May 31, 2020

1. Report to Shareowners

Amana Mutual Funds Trust

Annual Report

May 31, 2020

Income Fund
AMANX | AMINX

Growth Fund
AMAGX | AMIGX

Developing World Fund
AMDWX | AMIDX

Participation Fund
AMAPX | AMIPX

Beginning on January 29, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Amana Mutual Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.saturna.com/reports), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800-SATURNA (800-728-8762) or by sending an e-mail request to Amana Mutual Funds at info@saturna.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800-SATURNA (800-728-8762) or send an e-mail request to Amana Mutual Funds at info@saturna.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

Performance Summary	(unaudited)

As of May 31, 2020

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	11.77%	8.28%	7.59%	10.50%	9.23%	1.06%

Amana Income Fund Institutional Shares (AMINX)	11.96%	8.51%	7.84%	n/a	n/a	0.82%

Amana Growth Fund Investor Shares (AMAGX)	19.12%	16.02%	13.31%	13.08%	10.92%	1.03%

Amana Growth Fund Institutional Shares (AMIGX)	19.39%	16.29%	13.59%	n/a	n/a	0.79%

Amana Developing World Fund Investor Shares (AMDWX)	4.02%	-0.70%	-0.86%	-0.24%	n/a	1.31%

Amana Developing World Fund Institutional Shares (AMIDX)	4.20%	-0.51%	-0.67%	n/a	n/a	1.14%

Amana Participation Fund Investor Shares (AMAPX)	3.88%	2.52%	n/a	n/a	n/a	0.88%

Amana Participation Fund Institutional Shares (AMIPX)	4.23%	2.75%	n/a	n/a	n/a	0.64%

As of June 30, 2020

Average Annual Returns (before any taxes paid by shareowners)	1 Year	3 Year	5 Year	10 Year	15 Year	Expense Ratio[1]

Amana Income Fund Investor Shares (AMANX)	7.78%	8.68%	8.48%	11.09%	9.25%	1.06%

Amana Income Fund Institutional Shares (AMINX)	7.95%	8.91%	8.73%	n/a	n/a	0.82%

Amana Growth Fund Investor Shares (AMAGX)	15.98%	17.70%	14.87%	14.12%	11.24%	1.03%

Amana Growth Fund Institutional Shares (AMIGX)	16.24%	17.97%	15.15%	n/a	n/a	0.79%

Amana Developing World Fund Investor Shares (AMDWX)	3.80%	1.34%	0.90%	0.38%	n/a	1.31%

Amana Developing World Fund Institutional Shares (AMIDX)	3.87%	1.50%	1.09%	n/a	n/a	1.14%

Amana Participation Fund Investor Shares (AMAPX)	3.85%	2.95%	n/a	n/a	n/a	0.88%

Amana Participation Fund Institutional Shares (AMIPX)	4.20%	3.22%	n/a	n/a	n/a	0.64%

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 1-888-732-6262 or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may affect performance.

The Amana Developing World Fund began operations September 28, 2009.

Institutional Shares of the Amana Income, Growth, and Developing World Funds began operations September 25, 2013.

The Amana Participation Fund began operations September 28, 2015.

A note about risk: Please see the Notes to Financial Statements beginning on page 36 for a discussion of investment risks. For a more detailed discussion of the risks associated with each Fund, please see the Funds’ prospectus or each Fund’s summary prospectus.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus which is dated September 27, 2019, and incorporates results for the fiscal year ended May 31, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, this page shows performance as of the most recent calendar quarter-end in addition to performance through the Funds’ most recent fiscal period.

Please consider an investment’s objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 1-888-732-6262 or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

2	Annual Report	May 31, 2020

Fellow Shareowners:	July 16, 2020	(unaudited)

Securities markets gyrated dramatically during the latter half of the fiscal year ended May 31, 2020. Total return for the S&P 500 Index was 12.84%, and for the broader Dow Jones Islamic Market World Index was 21.99%. Developing markets, while positive, did not keep pace, with the MSCI Emerging Markets Index falling -4.39%. Islamic fixed-income markets fared respectably, with the FTSE Sukuk Index gaining 7.26%.

The Amana Fund equity portfolios performed resepectably compared to these domestic and foreign indices, which do not have operating expenses. Amana Growth Investor Shares gained 19.12%, Amana Income Investor Shares gained 11.77%, Amana Developing World Investor Shares gained 4.02%, and Amana Participation Investor Shares rose 3.88% for the year ended May 31, 2020. As expected, lower expenses allowed the Institutional class shares of each Fund to post slightly better returns: Amana Growth 19.39%, Amana Income 11.96%, Amana Developing World 4.20%, and Amana Participation 4.23%. More than 42% of Amana’s assets are now in Institutional shares.

The Amana Funds follow Islamic principles, which preclude most investments in banking and finance. We favor companies with good sustainability factors, low debt levels, and strong balance sheets.

2019 Was a Great Year, 2020 Not So Much

2019 was a great year for equity markets, with the S&P 500 Index returning 31.49% through December 31, 2019. Amana Growth Fund actually beat the S&P 500, with its Investor Shares up 33.07% for 2019. This was Amana Growth’s second-best calendar year ever, trailing only 1999 – when the Fund dramatically returned 99.42%. Great years only happen occasionally, but they certainly help the case for long-term equity investing. However, as the novel coronavirus pandemic spread in the first half 2020, wreaking havoc on the markets and extracting a toll on a wide swath of industries and sectors, the S&P 500 Index fell -3.08% for the 6-months ended June 30, while the Amana Growth Fund Investor Shares gained 5.87%, Amana Income Fund Investors Shares fell -2.86%, Amana Developing World Fund Investor Shares fell -3.29%, and Amana Participation Fund Investor Shares gained 1.75%.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That’s why the long-term performance recognition that Amana has received is so important to our shareowners.

As of June 30, Amana Income and Amana Growth maintained strong long-term rankings in their respective mutual fund categories. Amana Income Investor Shares ranked in the top 6% of Morningstar’s “Large Blend” category, out of 560 similar funds surviving for at least 15 years. Amana Growth Investor Shares ranked in the top 24% of the “Large Growth” category, out of 570 similar funds surviving for 15 years. Please refer to “Morningstar Ratings” on pages six and seven for more details.

Morningstar continues to award “Low Carbon” designations to Amana Income and Amana Growth, which identifies them as “low-carbon” funds within the global universe (see page seven).

Lower Expense Ratios & Higher Assets

We are pleased to note material reductions in expense ratios of Amana Income and Amana Growth Funds for the year ended May 31, 2020 compared to the prior fiscal year. For the “clean” Institutional Share class of Amana Income the net expense ratio was 0.82%, of Amana Growth it was 0.78%, of Amana Developing World it was 1.16%, and for Amana Participation it was 0.61%. See page 43 for more details.

The Trustees and Saturna continue to work at reducing fund expenses ratios. While the Funds’ expense ratios decrease as their assets increase, we note that total assets for the Trust at May 31, 2020, were $3.58 billion – up 6% from last year.

Amana Participation Fund – Approaching Five Years of Success

The Amana Participation Fund began operations on September 28, 2015. It was designed with a primary objective of capital preservation and a secondary objective of current income, both consistent with Islamic principles. As the Fund approaches if fifth anniversary of succesful operation, we are pleased to note that investors have embraced its goal of lower volatility compared to long-term indices and assets of the Fund have risen to more than $116 million as of May 31, 2020.

Annual Report	May 31, 2020	3

The Participation Fund has also garnered accolades from mutual fund rating agency Morningstar, earning a 5-Star Overall rating as of May 31, 2020 (see pages six and seven for more details).

Amana Income Fund – 34 Years of Solid Investing

On June 23, 1986, Amana Income Fund began operations, with both Dr. Yaqub Mirza and Mr. Nicholas Kaiser as founding members of the board of Trustees. From inception to May 31, 2020 – nearly 34 years – the Fund’s Investor Shares provided an average annual return of 8.63% (after expenses). Few investment vehicles have such a long-term record of success.

While continuing as the Trust’s president and a trustee, Mr. Kaiser stepped down earlier this year as the portfolio manager primarily responsible for Amana Income and Amana Growth. He is succeeded by each Fund’s deputy portfolio manager, Mr. Scott Klimo for Amana Growth and Mr. Monem Salam for Amana Income. Mr. Kaiser also expects to continue as Saturna Capital’s chairman and global strategist. As careful stewards, the Saturna investment management team is working to ensure the established methods of Amana’s successful investing are continued by capable hands in the next generation.

As a group, the five Amana trustees are solidly committed to investing in Amana Mutual Funds. Including their affiliated accounts, they currently have over $27 million invested in the four mutual funds of the Trust. Both Dr. Mirza and Mr. Kaiser remain among the Trust’s largest individual shareowners.

Going Forward

While the market rarely experiences large downturns or upswings following a year when returns exceed 25%, the first half of 2020 provided both gut-wrenching declines in March and a record-setting rebound through April and May. Considering that since 1927, the S&P 500 experienced downturns in only 8% of the years following a year with returns in excess of 25% and only three years saw repeated returns greater than 25%, we truly are experiencing something new under the sun. Given the volatility and continued challenges of the coronavirus, why should we be cautiously optimistic regarding the outlook?

Two reasons: the four-year US presidential election cycle and accommodative, if stretched, global monetary policies. While double-digit unemployment persists and the gold price signals coming inflation, it could be a “Goldilocks” period for financial assets as economic weakness absorbs the stresses of government largess.

After minimal debate, both parties in the US Congress agreed to bigger spending and deficits, and the market roared. While currently at loggerheads over the next phase of the stimulus, we are confident further action of fiscal or monetary nature will arrive. Presidential election politicking gets the nation’s juices flowing from both ends of the spectrum. Uncertainty regarding future policies, taxes, and general direction give investors pause. Finally, when a clear winner is decided, the market begins to rally into the remainder of the year, no matter who wins, as one uncertainty evaporates.

Full throated recovery and a return to normal conditions will have to await the arrival of an effective vaccine. Fortunately, numerous companies are bringing concerted effort to bear, with moonshot levels of funding. We undoubtedly face a national and global crisis, but we have faced them before and retain faith in the power of human resilience and creativity.

Amana Mutual Funds embody basic principles of sound finance: good governance, transparency, fairness, and risk sharing. The Trustees are active, taking seriously their responsibilities to shareowners. Saturna staff work globally, based in offices in Bellingham, Henderson (Nevada), and Kuala Lumpur (Malaysia) to better serve you. For more information, please visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(photo omitted)

Nicholas Kaiser,

President

(photo omitted)

M. Yaqub Mirza,

Independent Board Chairman

4	Annual Report	May 31, 2020

Portfolio Manager Updates

On April 30, 2020, Mr. Nicholas Kaiser stepped down from active fund management of the Amana Income Fund and Amana Growth Fund. Monem Salam, MBA assumed Portfolio Manager responsibilities for the Amana Income Fund, with Scott Klimo, CFA and Bryce Fegley, CFA serving as Deputy Portfolio Managers. Mr. Klimo assumed portfolio manager responsibilities for the Amana Growth Fund with Mr. Salam and Christopher Paul, CFA serving as deputy portfolio managers. Additionally, Mr. Klimo handed management of the Amana Developing World Fund to Mr. Salam. Mr. Klimo will serve as deputy portfolio manager along with Levi Zurbrugg, MBA.

Amana Income Fund

(photo omitted)	(photo omitted)	(photo omitted)
Monem Salam MBA	Scott Klimo CFA	Bryce Fegley MS, CFA, CIPM®
Portfolio Manager	Deputy Portfolio Manager	Deputy Portfolio Manager

Amana Growth Fund

(photo omitted)	(photo omitted)	(photo omitted)
Scott Klimo CFA	Monem Salam MBA	Christopher E. Paul MBA, CFA
Portfolio Manager	Deputy Portfolio Manager	Deputy Portfolio Manager

Amana Developing World Fund

(photo omitted)	(photo omitted)	(photo omitted)
Monem Salam MBA	Scott Klimo CFA	Levi Stewart Zurbrugg MBA, CPA®
Portfolio Manager	Deputy Portfolio Manager	Deputy Portfolio Manager

Amana Participation Fund

(photo omitted)	(photo omitted)
Patrick Drum MBA, CFA, CFP®	Elizabeth Alm CFA
Portfolio Manager	Deputy Portfolio Manager

Annual Report	May 31, 2020	5

Morningstar Ratings (as of May 31, 2020)							(unaudited)

Morningstar™ RatingsA	1 Year	3 Year	5 Year	10 Year	15 Year	Overall	Sustainability Rating™ B

Amana Income Fund – “Large Blend” Category

Investor Shares (AMANX)	n/a	êêê	êêê	êê	n/a	êêê	Ø Ø Ø Ø Ø

% Rank in Category	36	54	59	77	6	n/a	91

Institutional Shares (AMINX)	n/a	êêê	êêê	¶¶¶	n/a	êêê	Ø Ø Ø Ø Ø

% Rank in Category	34	50	55	75	5	n/a	91

Number of Funds in Category	1,383	1,232	1,055	802	556	1,232	1,232

Amana Growth Fund – “Large Growth” Category

Investor Shares (AMAGX)	n/a	êêêê	êêêê	êêê	n/a	êêêê	Ø Ø Ø Ø Ø

% Rank in Category	60	38	34	68	24	n/a	2

Institutional Shares (AMIGX)	n/a	êêêê	êêêê	¶¶¶	n/a	êêêê	Ø Ø Ø Ø Ø

% Rank in Category	59	35	31	65	22	n/a	2

Number of Funds in Category	1,353	1,244	1,084	814	574	1,244	1,244

Amana Developing World Fund – “Diversified Emerging Markets” Category

Investor Shares (AMDWX)	n/a	êêêê	êêê	êêê	n/a	êêê	Ø Ø Ø Ø Ø

% Rank in Category	12	48	73	99	n/a	n/a	17

Institutional Shares (AMIDX)	n/a	êêêê	êêê	¶¶¶	n/a	êêê	Ø Ø Ø Ø Ø

% Rank in Category	11	43	70	99	n/a	n/a	17

Number of Funds in Category	814	700	581	244	123	700	700

Amana Participation Fund – “Emerging Markets Bond” Category

Investor Shares (AMAPX)	n/a	êêêêê	n/a	n/a	n/a	êêêêê	n/a

% Rank in Category	8	19	n/a	n/a	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	êêêêê	n/a	n/a	n/a	êêêêê	n/a

% Rank in Category	6	12	n/a	n/a	n/a	n/a	n/a

Number of Funds in Category	275	233	179	55	27	233	n/a

The Morningstar Sustainability Rating and the Morningstar Portfolio Sustainability Score are not based on fund performance and are not equivalent to the Morningstar Rating (“Star Rating”).

© 2020 Morningstar®. All rights reserved. Morningstar, Inc. is an independent fund performance monitor. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete, or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

A

Morningstar Ratings™ (“Star Ratings”) are as of May 31, 2020 and June 30, 2020. The Morningstar Rating™ for funds, or “star rating”, is calculated for managed products (including mutual funds, variable annuity and variable life subaccounts, exchange-traded funds, closed-end funds, and separate accounts) with at least a three-year history. Exchange-traded funds and open-ended mutual funds are considered a single population for comparative purposes. It is calculated based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a managed product’s monthly excess performance (not including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of products in each product category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a managed product is derived from a weighted average of the performance figures associated with its three-, five-, and 10-year (if applicable) Morningstar Rating metrics. The weights are: 100% three-year rating for 36-59 months of total returns, 60% five-year rating/40% three-year rating for 60-119 months of total returns, and 50% 10-year rating/30% five-year rating/20% three-year rating for 120 or more months of total returns. While the 10-year overall star rating formula seems to give the most weight to the 10-year period, the most recent three-year period actually has the greatest impact because it is included in all three rating periods.

B

Morningstar Sustainability Ratings are as of May 31, 2020. The Morningstar Sustainability Rating™ is intended to measure how well the issuing companies of the securities within a fund’s portfolio are managing their environmental, social, and governance (“ESG”) risks and opportunities relative to the fund’s Morningstar category peers. The Morningstar Sustainability Rating calculation is a two-step process. First, each fund with at least 50% of assets covered by a company-level ESG score from Sustainalytics receives a Morningstar Portfolio Sustainability Score™. The Morningstar Portfolio Sustainability Score is an asset-weighted average of normalized company-level ESG scores with deductions made for controversial incidents by the issuing companies, such as environmental accidents, fraud, or discriminatory behavior. The Morningstar Sustainability Rating is then assigned to all scored funds within Morningstar Categories in which at least ten (10) funds receive a Portfolio Sustainability Score and is determined by each fund’s rank within the following distribution: High (highest 10%), Above Average (next 22.5%), Average (next 35%), Below Average (next 22.5%), and Low (lowest 10%). The Morningstar Sustainability Rating is depicted by globe icons where High equals 5 globes and Low equals 1 globe. A Sustainability Rating is assigned to any fund that has more than half of its underlying assets rated by Sustainalytics and is within a Morningstar Category with at least 10 scored funds; therefore, the rating it is not limited to funds with explicit sustainable or responsible investment mandates. Morningstar updates its Sustainability Ratings monthly. Portfolios receive a Morningstar Portfolio Sustainability Score and Sustainability Rating one month and six business days after their reported as-of date based on the most recent portfolio. As part of the evaluation process, Morningstar uses Sustainalytics’ ESG scores from the same month as the portfolio as-of date.

The Fund’s portfolios are actively managed and is subject to change, which may result in a different Morningstar Sustainability Score and Rating each month.

The Funds were rated on the following percentages of Assets Under Management:

Amana Income Fund	99%
Amana Growth Fund	100%
Amana Developing World Fund	100%

As of November 30, 2019, the Amana Participation Fund had not received a Sustainability Rating.

% Rank in Category is the fund’s percentile rank for the specified time period relative to all funds that have the same Morningstar category. The highest (or most favorable) percentile rank is 1 and the lowest (or least favorable) percentile rank is 100. The top-performing fund in a category will always receive a rank of 1. Percentile ranks within categories are most useful in those categories that have a large number of funds.

The Amana Mutual Funds offer two share classes – Investor Shares and Institutional Shares, each of which has different expense structures.

6	Annual Report	May 31, 2020

Morningstar Ratings (as of June 30, 2020)						(unaudited)

Morningstar™ RatingsA	1 Year	3 Year	5 Year	10 Year	15 Year	Overall

Amana Income Fund – “Large Blend” Category

Investor Shares (AMANX)	n/a	êêê	êêê	êê	n/a	êêê

% Rank in Category	20	52	57	80	6	n/a

Institutional Shares (AMINX)	n/a	êêê	êêê	¶¶	n/a	êêê

% Rank in Category	19	50	53	77	5	n/a

Number of Funds in Category	1,380	1,230	1,058	806	560	1,230

Amana Growth Fund – “Large Growth” Category

Investor Shares (AMAGX)	n/a	êêêê	êêêê	êêê	n/a	êêêê

% Rank in Category	57	37	30	67	24	n/a

Institutional Shares (AMIGX)	n/a	êêêê	êêêê	¶¶¶	n/a	êêêê

% Rank in Category	56	36	27	65	21	n/a

Number of Funds in Category	1,343	1,237	1,084	809	570	1,237

Amana Developing World Fund – “Diversified Emerging Markets” Category

Investor Shares (AMDWX)	n/a	êêêê	êêê	êêê	n/a	êêê

% Rank in Category	17	46	75	97	n/a	n/a

Institutional Shares (AMIDX)	n/a	êêêê	êêê	¶¶¶	n/a	êêê

% Rank in Category	17	44	71	97	n/a	n/a

Number of Funds in Category	815	704	595	246	n/a	704

Amana Participation Fund – “Emerging Markets Bond” Category

Investor Shares (AMAPX)	n/a	êêêê	n/a	n/a	n/a	êêêê

% Rank in Category	5	30	n/a	n/a	n/a	n/a

Institutional Shares (AMIPX)	n/a	êêêêê	n/a	n/a	n/a	êêêêê

% Rank in Category	4	23	n/a	n/a	n/a	n/a

Number of Funds in Category	276	233	181	n/a	n/a	233

Morningstar Carbon Metrics (as of March 31, 2020)

Amana Income Fund

Morningstar carbon metrics are asset-weighted portfolio calculations based on their Sustainalytics subsidiary’s carbon-risk research. Based on two of these metrics – Carbon Risk Score and Fossil Fund Involvement % – funds may receive the Low Carbon designation, which allows investors to easily identify low-carbon funds within the global universe.

The portfolio Carbon Risk Score is a number between 0 and 100 (a lower score is better). A portfolio’s Carbon Risk Score is the asset-weighted sum of the carbon risk scores of its holdings, averaged over the trailing 12 months. The carbon risk of a company is Sustainalytics’ evaluation of the degree to which a firm’s activities and products are aligned with the transition to a low-carbon economy. The assessment includes carbon intensity, fossil fuel involvement, stranded assets exposure, mitigation strategies, and green product solutions.

Amana Growth Fund

Fossil Fuel Involvement % is the portfolio’s asset-weighted percentage exposure to fossil fuels, averaged over the trailing 12 months. Companies with fossil fuel involvement are defined as these in the following subindustries: Thermal Coal Extraction, Thermal Coal Power Generation, Oil & Gas Production, Oil & Gas Power Generation, and Oil and Gas Products and Services.

To receive the Low Carbon designation a fund must have Carbon Risk Score below 10 and a Fossil Fuel Involvement % of less than 7% of assets. For these metrics to be calculated, at least 67% of a portfolio’s assets must be covered by Sustainalytics company carbon-risk research. All Morningstar carbon metrics are calculated quarterly.

Amana Income Fund was rated on 92% and Amana Growth Fund was rated on 89% of assets under management.

Annual Report	May 31, 2020	7

Amana Income Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2020)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMANX)	11.77%	7.59%	10.50%	1.06%

Institutional Shares (AMINX)[2]	11.96%	7.84%	n/a	0.82%

S&P 500 Index	12.84%	9.85%	13.14%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2010, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $27,133 versus $34,408 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 27, 2019, and incorporates results for the fiscal year ended May 31, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent older fiscal periods.

[2]	Institutional shares of the Amana Income Fund began operations September 25, 2013.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top 10 Holdings

% of Total Net Assets

Eli Lilly	6.8%

Microsoft	5.8%

Rockwell Automation	5.1%

Intel	4.5%

McCormick & Co	4.1%

Illinois Tool Works	4.1%

Microchip Technology	3.8%

Pfizer	3.5%

Taiwan Semiconductor ADR	3.4%

PPG Industries	3.2%

Portfolio Diversification

% of Total Net Assets

Large Pharma	19.9%	∎
Semiconductor Devices	8.3%	∎
Household Products	7.3%	∎
Specialty Chemicals	6.7%	∎
Infrastructure Software	5.8%	∎
Packaged Food	5.6%	∎
Measurement Instruments	5.1%	∎
Basic & Diversified Chemicals	4.2%	∎
Industrial Machinery	4.1%	∎
Semiconductor Manufacturing	3.4%	∎
Flow Control Equipment	3.2%	∎
Commercial & Residential Building Equipment & Systems	3.1%	∎
Other Industries < 3.0%	15.9%	∎
Other Assets (net of liabilities)	7.4%	∎

8	Annual Report	May 31, 2020

Amana Income Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2020

For the fiscal year ended May 31, 2020, Amana Income Fund Investor Shares total return was 11.77% (versus 5.35% the year before). Reflecting its lower expense structure, Amana Income Fund Institutional Shares returned 11.96% for the year.

As current income is an investment objective, the Fund paid qualified income dividends (65.5¢ per Investor Share and 83.8¢ per Institutional Share). All owners received a capital gain distribution of $3.47 per share. Careful attention kept the expense ratio in check: 1.06% for Investor Shares and 0.82% for Institutional Shares.

For the 10 years ended May 31, 2020, Investor Shares of the Fund provided an average annual total return of 10.50%. And for the period since the Fund’s inception on in 1986, the Investor Shares have provided an average annual compounded return of 8.63%. We continue to have very low turnover in the fund, consistent with our overall strategy of buying dividend paying companies for the long term.

Factors Affecting Past Performance

In last year’s annual report, we discussed the 2010’s having staked a claim as one of the historically long periods of consistent economic growth. That record came crashing down with the coronavirus outbreak and the lockdown of economies around the world. The depth and alacrity of the economic contraction was unprecedented and, as of writing, the path to recovery remains uncertain given expanding outbreaks across large swaths of the country.

The Amana Income Fund follows a low-debt, value strategy that has served investors well over the years and that clearly came into play during the first quarter of 2020 during the violent market disruption. Avoiding leveraged and financial stocks reduced risks as the market reacted to the sudden halt in economic activity and financial resilience moved front of mind. Many companies suspended their dividends, but because of our insistence on strong balance sheets, all of our holdings in the Fund continued their dividends, although some companies scaled back.

The portfolio benefited from positive returns across many of our sectors, and particularly from our top two holdings: Eli Lilly and Microsoft. We also benefited from the absence of Financials, Energy, and Communication Services. We maintain low exposure to the Consumer Discretionary sector and Transportation industry. On average, we maintained cash reserves of less than 10%, which normally helps in two ways when markets go down: we go down less and it gives us buying power to either seek out new opportunities or purchase more of the companies we love. Most of our positions are held at significant gains over their original cost, and we managed portfolio turnover to minimize capital gain distributions that often are taxable to investors.

Given rising concerns surrounding the physical and transition risks of climate change, we are pleased to report that Morningstar continues to designate Amana Income Fund as a “Low Carbon” fund (see page seven).

Looking Forward

We believe the current macroeconomic and global pandemic conditions will continue to favor established businesses with good cash generation, strong balance sheets, and consequent financial stability.

The trade friction of 2019 has receded, replaced by pandemic-driven economic uncertainty, and we are concerned that an autumn “second-wave” could derail the nascent recovery. November’s election also raises the possibility of significant policy changes that could affect different companies in a variety of ways.

While the restrained economic outlook has pushed interest rates to historic lows despite aggressive fiscal and monetary responses to the pandemic, the growing governmental debt burden raises the question of how it will ultimately be addressed. The Federal Reserve has recently discussed rate caps, returning to a post-WWII strategy, although multiple factors, including demographics and productivity, make today’s environment fundamentally different. Rather, we expect inflation may be employed to diminish the debt in real terms and we will be vigilant in monitoring for warning signs.

Few anticipated the decade-long run of economic and stock market performance that emerged from the ashes of the Global Financial Crisis. Will history rhyme in the post-pandemic world? Whether it does or not, Amana Income Fund will continue to select its portfolio from financially strong, Islamically acceptable, income-oriented securities that we judge likely to appreciate. We look for above-average earnings growth in the Fund’s investments to improve the Fund’s price long-term.

Annual Report	May 31, 2020	9

Amana Income Fund: Schedule of Investments	As of May 31, 2020

Common Stocks – 92.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Automotive Retailers

Genuine Parts	382,000	$15,016,749	$31,862,620	2.5%

Home Improvement

Stanley Black & Decker	71,950	4,850,611	9,026,128	0.7%

		19,867,360	40,888,748	3.2%

Consumer Staples

Beverages

PepsiCo	250,000	15,481,726	32,887,500	2.6%

Household Products

Colgate-Palmolive	524,000	18,364,706	37,900,920	3.0%

Kimberly-Clark	230,000	13,960,736	32,531,200	2.6%

Procter & Gamble	40,000	2,317,748	4,636,800	0.3%

Unilever ADR	325,000	8,850,327	17,566,250	1.4%

		43,493,516	92,635,170	7.3%

Packaged Food

General Mills	300,000	8,738,297	18,912,000	1.5%

McCormick & Co	300,000	14,110,805	52,548,000	4.1%

		22,849,102	71,460,000	5.6%

		81,824,345	196,982,670	15.5%

Health Care

Large Pharma

AbbVie	350,000	9,148,094	32,434,500	2.6%

Bristol-Myers Squibb	650,000	15,185,381	38,818,000	3.1%

Eli Lilly	560,000	20,261,156	85,652,000	6.8%

GlaxoSmithKline ADR	381,107	13,360,123	15,976,005	1.2%

Johnson & Johnson	100,000	6,255,750	14,875,000	1.1%

Novartis ADR	235,400	10,919,562	20,581,022	1.6%

Pfizer	1,150,000	20,853,910	43,918,500	3.5%

		95,983,976	252,255,027	19.9%

Medical Devices

Abbott Laboratories	350,000	8,392,885	33,222,000	2.6%

		104,376,861	285,477,027	22.5%

Industrials

Commercial & Residential Building Equipment & Systems

Honeywell International	260,000	10,768,521	37,921,000	3.0%

Otis Worldwide	35,000	1,019,562	1,842,750	0.1%

		11,788,083	39,763,750	3.1%

Continued on next page.

10	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments	As of May 31, 2020

Common Stocks – 92.6%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Flow Control Equipment

Parker Hannifin	223,500	$9,152,582	$40,223,295	3.2%

Industrial Distribution & Rental

W.W. Grainger	80,000	7,590,798	24,769,600	1.9%

Industrial Machinery

Illinois Tool Works	300,000	14,672,460	51,738,000	4.1%

Measurement Instruments

Rockwell Automation	300,000	13,657,124	64,848,000	5.1%

Rail Freight

Canadian National Railway	384,000	8,600,818	33,039,360	2.6%

		65,461,865	254,382,005	20.0%

Materials

Basic & Diversified Chemicals

Air Products & Chemicals	110,000	6,424,723	26,581,500	2.1%

Linde	130,000	8,531,142	26,304,200	2.1%

		14,955,866	52,885,700	4.2%

Non Wood Building Materials

Carlisle	260,000	7,545,829	31,163,600	2.5%

Specialty Chemicals

3M	200,000	13,704,248	31,288,000	2.5%

PPG Industries	400,000	13,211,578	40,668,000	3.2%

RPM International	180,000	3,642,493	13,460,400	1.0%

		30,558,318	85,416,400	6.7%

		53,060,013	169,465,700	13.4%

Technology

Communications Equipment

Cisco Systems	150,000	7,097,753	7,173,000	0.5%

Infrastructure Software

Microsoft	400,000	7,953,170	73,300,000	5.8%

Semiconductor Devices

Intel	900,000	19,537,540	56,637,000	4.5%

Microchip Technology	504,000	13,974,829	48,394,080	3.8%

		33,512,369	105,031,080	8.3%

Semiconductor Manufacturing

Taiwan Semiconductor ADR	850,048	8,455,615	42,782,916	3.4%

		57,018,907	228,286,996	18.0%

Total investments		$381,609,352	$1,175,483,146	92.6%

Other assets (net of liabilities)			93,320,969	7.4%

Total net assets			$1,268,804,115	100.0%

ADR: American Depositary Receipt

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2020	11

Amana Income Fund

Statement of Assets and Liabilities

As of May 31, 2020

Assets

Investments in securities, at value (Cost $381,609,352)	$1,175,483,146

Cash	90,627,832

Dividends receivable	3,744,996

Receivable for Fund shares sold	336,339

Prepaid expenses	17,924

Total assets	1,270,210,237

Liabilities

Accrued advisory fees	810,221

Payable for Fund shares redeemed	260,597

Accrued 12b-1 distribution fees	150,447

Accrued other operating expenses	60,285

Accrued audit expenses	53,242

Accrued retirement plan custody fee	44,024

Accrued Chief Compliance Officer expenses	17,200

Accrued trustee expenses	10,106

Total liabilities	1,406,122

Net Assets	$1,268,804,115

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$441,776,031

Total distributable earnings	827,028,084

Net assets applicable to Fund shares outstanding	$1,268,804,115

Net asset value per Investor Share	AMANX

Net assets, at value	$735,565,551

Shares outstanding	14,701,616

Net asset value, offering and redemption price per share	$50.03

Net asset value per Institutional Share	AMINX

Net assets, at value	$533,238,564

Shares outstanding	10,725,218

Net asset value, offering and redemption price per share	$49.72

Statement of Operations

Year ended May 31, 2020

Investment income

Dividend Income (net of foreign tax of $782,279)	$30,969,816

Miscellaneous income	2,079

Total investment income	30,971,895

Expenses

Investment advisory fees	10,128,959

12B-1 distribution fees	1,972,765

Printing and postage fees	134,782

Retirement plan custodial fees

Investor Shares	118

Institutional Shares	80,743

Filing and registration fees	76,248

Audit fees	66,312

Custodian fees	47,892

Chief Compliance Officer expenses	40,040

Other operating expenses	34,849

Trustee fees	32,203

Legal fees	31,532

Total gross expenses	12,646,443

Less custodian fee credits	(49,520)

Net expenses	12,596,923

Net investment income	$18,374,972

Net realized gain from investments and foreign currency	$78,792,002

Net increase in unrealized appreciation on investments	45,966,608

Net gain on investments	$124,758,610

Net increase in net assets resulting from operations	$143,133,582

12	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2020	Year ended May 31, 2019

Decrease in net assets from operations

From operations

Net investment income	$18,374,972	$17,465,195

Net realized gain on investment	78,792,002	57,106,845

Net increase (decrease) in unrealized appreciation	45,966,608	(3,219,912)

Net increase in net assets	143,133,582	71,352,128

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(62,180,709)	(49,813,636)

Net dividend and distribution to shareholders – Institutional Shares	(42,709,106)	(28,666,829)

Total distributions	(104,889,815)	(78,480,465)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	79,868,137	63,387,840

Institutional Shares	134,740,958	97,706,279

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	60,579,908	48,640,175

Institutional Shares	40,867,964	27,320,782

Cost of shares redeemed

Investor Shares	(237,736,026)	(185,526,479)

Institutional Shares	(126,094,660)	(100,288,010)

Total capital share transactions	(47,773,719)	(48,759,413)

Total decrease in net assets	(9,529,952)	(55,887,750)

Net assets

Beginning of year	1,278,334,067	1,334,221,817

End of year	$1,268,804,115	$1,278,334,067

Shares of the Fund sold and redeemed

Investor Shares (AMANX)

Number of shares sold	1,640,782	1,278,252

Number of shares issued in reinvestment of dividends and distributions	1,160,898	1,069,793

Number of shares redeemed	(4,771,815)	(3,722,074)

Net decrease in number of shares outstanding	(1,970,135)	(1,374,029)

Institutional Shares (AMINX)

Number of shares sold	2,676,602	1,954,749

Number of shares issued in reinvestment of dividends and distributions	788,395	602,402

Number of shares redeemed	(2,564,182)	(2,002,694)

Net increase in number of shares outstanding	900,815	554,457

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2020	13

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$48.32	$48.91	$48.03	$44.35	$47.01

Income from investment operations

Net investment incomeA	$0.67	0.61	0.58	0.59	0.62

Net gains (losses) on securities (both realized and unrealized)	5.17	1.80	3.28	4.90	(0.38)

Total from investment operations	5.84	2.41	3.86	5.49	0.24

Less distributions

Dividends (from net investment income)	(0.66)	(0.62)	(0.57)	(0.58)	(0.65)

Distributions (from capital gains)	(3.47)	(2.38)	(2.41)	(1.23)	(2.25)

Total distributions	(4.13)	(3.00)	(2.98)	(1.81)	(2.90)

Net asset value at end of year	$50.03	$48.32	$48.91	$48.03	$44.35

Total Return	11.77%	5.35%	7.82%	12.67%	0.81%

Ratios / supplemental data

Net assets ($000), end of year	$735,565	$805,610	$882,571	$956,977	$1,047,345

Ratio of expenses to average net assets

Before custodian fee credits	1.06%	1.11%	1.13%	1.13%	1.15%

After custodian fee credits	1.06%	1.10%	1.12%	1.12%	1.14%

Ratio of net investment income after custodian fee credits to average net assets	1.31%	1.22%	1.14%	1.29%	1.41%

Portfolio turnover rate	0%	1%	1%	1%	0%

Institutional Shares (AMINX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$48.12	$48.72	$47.90	$44.30	$46.97

Income from investment operations

Net investment incomeA	0.78	0.74	0.70	0.70	0.75

Net gains (losses) on securities (both realized and unrealized)	5.13	1.79	3.26	4.90	(0.40)

Total from investment operations	5.91	2.53	3.96	5.60	0.35

Less distributions

Dividends (from net investment income)	(0.84)	(0.75)	(0.73)	(0.77)	(0.77)

Distributions (from capital gains)	(3.47)	(2.38)	(2.41)	(1.23)	(2.25)

Total distributions	(4.31)	(3.13)	(3.14)	(2.00)	(3.02)

Net asset value at end of year	$49.72	$48.12	$48.72	$47.90	$44.30

Total Return	11.96%	5.63%	8.05%	12.96%	1.06%

Ratios / supplemental data

Net assets ($000), end of year	$533,239	$472,724	$451,651	$372,621	$235,928

Ratio of expenses to average net assets

Before custodian fee credits	0.83%	0.87%	0.89%	0.89%	0.90%

After custodian fee credits	0.82%	0.86%	0.88%	0.89%	0.89%

Ratio of net investment income after custodian fee credits to average net assets	1.55%	1.47%	1.39%	1.52%	1.71%

Portfolio turnover rate	0%	1%	1%	1%	0%

A	Calculated using average shares outstanding

14	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2020)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAGX)	19.12%	13.31%	13.08%	1.03%

Institutional Shares (AMIGX)[2]	19.39%	13.59%	n/a	0.79%

S&P 500 Index	12.84%	9.85%	13.14%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2010, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $34,181 versus $34,408 in the Index. Investor Shares are used in this chart because they represent the larger share class in terms of assets and have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 27, 2019, and incorporates results for the fiscal year ended May 31, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	Institutional shares of the Amana Growth Fund began operations September 25, 2013.

Fund Objective

The objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Apple	7.4%

Adobe	7.2%

Intuit	6.0%

ASML Holding NY	4.7%

Estee Lauder, Class A	4.2%

Church & Dwight	4.2%

Amgen	3.8%

Agilent Technologies	3.6%

Cisco Systems	3.3%

Novo Nordisk ADR	3.1%

Portfolio Diversification

% of Total Net Assets

Application Software	15.1%	∎
Communications Equipment	10.7%	∎
Household Products	10.3%	∎
Large Pharma	8.8%	∎
Semiconductor Manufacturing	7.5%	∎
Semiconductor Devices	5.6%	∎
Measurement Instruments	5.2%	∎
Rail Freight	4.4%	∎
Biotech	3.8%	∎
Life Science Equipment	3.6%	∎
Other Industries < 3.0%	15.8%	∎
Other Assets (net of liabilities)	9.2%	∎

Annual Report	May 31, 2020	15

Amana Growth Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2020

For the fiscal year ended May 31, 2020, Amana Growth Fund Investor Shares’ total return was 19.12% (versus 12.28% the year before). Reflecting its lower expense structure, Amana Growth Fund Institutional Shares returned 19.39% for the year. Both significantly outperformed the broad S&P 500 Index, up 12.84%.

While income is not an investment objective, the Fund paid another qualified income dividend (16.1¢ per Investor Share and 26.5¢ per Institutional Share). All owners received a capital gain distribution of $1.24 per share. Careful attention kept the expense ratio in check: 1.02% for Investor Shares and 0.78% for Institutional Shares. The Fund’s total net assets increased 8.79% during the fiscal year.

For the 15 years ended May 31, 2020, Investor Shares of the Fund provided an average annual total return of 10.92%. And for the period since the Fund’s inception on February 3, 1994, the Investor Shares have provided an average annual compounded return of 11.12%. Our low turnover Islamic investment style and this year’s capital growth has led to our portfolio’s market value being 4.43 times its cost basis.

Factors Affecting Past Performance

In last year’s annual report, we discussed the 2010’s having staked a claim as one of the historically long periods of consistent economic growth. That record came crashing down with the coronavirus outbreak and the lockdown of economies around the world. The depth and alacrity of the economic contraction was unprecedented and, as of writing, the path to recovery remains uncertain given expanding outbreaks across large swaths of the country.

The Amana Growth Fund follows a low-debt, value strategy that has served investors well over the years and that clearly came into play during the first quarter of 2020. Results over the past three years far exceeded broad market averages; an experience repeated during this year’s violent market disruption. Avoiding leveraged and financial stocks reduced risks as the market reacted to the sudden halt in economic activity and financial resilience moved front of mind.

The portfolio benefited from positive returns across all sectors in which we participated but one – Communications. Positive returns were led by Technology, Consumer Staples, and Industrials. With regard to sectors from which we were absent, we benefitted overall due to our absence from Financials and, most significantly, Energy. On average, we maintained cash reserves of less than 5%, although we raised the cash position early in 2020. Most of our positions are held at significant gains over their original cost, and we managed portfolio turnover to minimize capital gain distributions that often are taxable to investors.

Our portfolio of well-established equities has more than 5% in each of the following industries: Application Software, Household Products, Communications Equipment, Large Pharmaceuticals, and Semiconductors.

Given rising concerns surrounding the physical and transition risks of climate change, we are pleased to report that Morningstar continues to designate Amana Growth Fund as a “Low Carbon” fund (see page seven).

As values-based investors, we are pleased that Morningstar rated Amana Growth Fund in the top 2% for sustainability out of 1,244 funds in its “Large Growth” fund category for the year ended May 31, 2020 (see page six).

Looking Forward

We believe the current macroeconomic and global pandemic conditions will continue to favor established businesses with good cash generation, strong balance sheets, and consequent financial stability.

The trade friction of 2019 has receded, replaced by pandemic-driven economic uncertainty and we are concerned that an autumn “second-wave” could derail the nascent recovery. November’s election also raises the possibility of significant policy changes that could affect different companies in a variety of ways.

While the restrained economic outlook has pushed interest rates to historic lows despite aggressive fiscal and monetary responses to the pandemic, the growing governmental debt burden raises the question of how it will ultimately be addressed. The Federal Reserve has recently discussed rate caps, returning to a post-WWII strategy, although multiple factors, including demographics and productivity, make today’s environment fundamentally different. Rather, we expect inflation may be employed to diminish the debt in real terms and we will be vigilant in monitoring for warning signs.

Few anticipated the decade-long run of economic and stock market performance that emerged from the ashes of the Global Financial Crisis. Will history rhyme in the post-pandemic world? Whether it does or not, Amana Growth Fund will continue to select its portfolio from financially strong, Islamically acceptable, growth securities the we judge likely to appreciate. We look for above-average earnings growth in the Fund’s investments to improve the Fund’s price long-term.

16	Annual Report	May 31, 2020

Amana Growth Fund: Schedule of Investments	As of May 31, 2020

Common Stocks – 90.8%	Number of Shares	Cost	Market Value	Percentage of Assets

Consumer Discretionary

Home Products Stores

Lowe’s	400,000	$8,620,300	$52,140,000	2.4%

Specialty Apparel Stores

TJX Companies	1,150,000	12,679,185	60,674,000	2.8%

		21,299,485	112,814,000	5.2%

Consumer Staples

Beverages

PepsiCo	235,000	14,445,016	30,914,250	1.4%

Household Products

Church & Dwight	1,200,000	21,472,365	90,084,000	4.2%

Clorox	200,000	11,155,350	41,250,000	1.9%

Estée Lauder, Class A	458,594	16,624,230	90,558,557	4.2%

		49,251,945	221,892,557	10.3%

		63,696,961	252,806,807	11.7%

Health Care

Biotech

Amgen	355,000	18,341,782	81,543,500	3.8%

Large Pharma

Bristol-Myers Squibb	225,000	12,943,750	13,437,000	0.6%

Eli Lilly	350,000	12,007,975	53,532,500	2.5%

Johnson & Johnson	380,000	23,150,478	56,525,000	2.6%

Novo Nordisk ADR	1,002,195	7,665,243	66,084,738	3.1%

		55,767,446	189,579,238	8.8%

Life Science Equipment

Agilent Technologies	900,000	16,302,137	79,326,000	3.6%

Medical Devices

Stryker	300,000	15,657,168	58,719,000	2.7%

		106,068,533	409,167,738	18.9%

Industrials

Building Sub Contractors

EMCOR Group	265,000	4,166,956	16,840,750	0.8%

Industrial Distribution & Rental

Fastenal	980,000	10,667,738	40,434,800	1.9%

Measurement Instruments

Keysight Technologies[1]	500,000	8,390,911	54,065,000	2.5%

Trimble[1]	1,500,000	15,966,794	58,680,000	2.7%

		24,357,705	112,745,000	5.2%

Metalworking Machinery

Lincoln Electric Holdings	307,000	6,707,264	25,226,190	1.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2020	17

Amana Growth Fund: Schedule of Investments	As of May 31, 2020

Common Stocks – 90.8%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Rail Freight

Norfolk Southern	250,000	$14,370,513	$44,572,500	2.0%

Union Pacific	300,000	16,986,610	50,958,000	2.4%

		31,357,123	95,530,500	4.4%

		77,256,786	290,777,240	13.5%

Technology

Application Software

Adobe[1]	400,000	12,795,020	154,640,000	7.2%

Intuit	450,000	15,564,740	130,644,000	6.0%

SAP ADR	316,379	19,947,795	40,528,150	1.9%

		48,307,555	325,812,150	15.1%

Communications Equipment

Apple	504,000	1,526,905	160,241,760	7.4%

Cisco Systems	1,500,000	26,759,130	71,730,000	3.3%

		28,286,035	231,971,760	10.7%

Information Services

Gartner[1]	180,000	6,186,410	21,906,000	1.0%

Infrastructure Software

Oracle	650,000	12,885,855	34,950,500	1.6%

Semiconductor Devices

Qualcomm	800,000	30,482,851	64,704,000	3.0%

Xilinx	600,000	14,947,540	55,170,000	2.6%

		45,430,391	119,874,000	5.6%

Semiconductor Manufacturing

ASML Holding	308,000	10,937,644	101,489,080	4.7%

Taiwan Semiconductor ADR	1,222,471	12,765,781	61,526,966	2.8%

		23,703,425	163,016,046	7.5%

		164,799,671	897,530,456	41.5%

Total investments		$433,121,436	$1,963,096,241	90.8%

Other assets (net of liabilities)			199,527,419	9.2%

Total net assets			$2,162,623,660	100.0%

[1]	Non-income producing

ADR: American Depositary Receipt

18	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities

As of May 31, 2020

Assets

Investments in securities, at value (Cost $433,121,436)	$1,963,096,241

Cash	197,226,766

Dividends receivable	3,931,166

Receivable for Fund shares sold	1,008,681

Prepaid expenses	24,653

Total assets	2,165,287,507

Liabilities

Accrued advisory fees	1,310,000

Payable for Fund shares redeemed	830,876

Accrued 12B-1 distribution fees	265,548

Accrued audit expenses	77,764

Accrued retirement plan custody fee	61,662

Accrued other expenses	88,173

Accrued Chief Compliance Officer expenses	17,281

Accrued trustee expenses	12,543

Total liabilities	2,663,847

Net Assets	$2,162,623,660

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$498,456,915

Total distributable earnings	1,664,166,745

Net assets applicable to Fund shares outstanding	$2,162,623,660

Net asset value per Investor Share	AMAGX

Net assets, at value	$1,303,469,221

Shares outstanding	28,716,471

Net asset value, offering and redemption price per share	$45.39

Net asset value per Institutional Share	AMIGX

Net assets, at value	$859,154,439

Shares outstanding	18,839,136

Net asset value, offering and redemption price per share	$45.60

Statement of Operations

Year ended May 31, 2020

Investment income

Dividend income (net of foreign taxes of $1,215,399)	$29,097,853

Miscellaneous income	55,205

Total investment income	29,153,058

Expenses

Investment advisory fees	15,651,450

12b-1 distribution fees	3,270,042

Printing and postage fees	170,200

Audit fees	116,484

Retirement plan custodial fees

Investor Shares	178

Institutional Shares	112,188

Filing and registration fees	104,595

Custodian fees	84,549

Chief Compliance Officer expenses	62,027

Trustee fees	49,641

Other operating expenses	42,985

Legal fees	30,708

Total gross expenses	19,695,047

Less custodian fee credits	(86,812)

Net expenses	19,608,235

Net investment income	$9,544,823

Net realized gain from investments	$166,752,665

Net increase in unrealized appreciation on investments	184,800,063

Net gain on investments	$351,552,728

Net increase in net assets resulting from operations	$361,097,551

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2020	19

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2020	Year ended May 31, 2019

Increase in net assets from operations

From operations

Net investment income	$9,544,823	$7,848,827

Net realized gain on investment	166,752,665	29,506,465

Net increase in unrealized appreciation	184,800,063	173,399,521

Net increase in net assets	361,097,551	210,754,813

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(42,389,414)	(37,356,371)

Net dividend and distribution to shareholders – Institutional Shares	(27,371,884)	(21,006,207)

Total distributions	(69,761,298)	(58,362,578)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	157,126,557	204,466,949

Institutional Shares	202,365,477	173,383,938

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	41,387,646	36,565,220

Institutional Shares	26,094,015	19,415,315

Cost of shares redeemed

Investor Shares	(340,236,012)	(215,195,591)

Institutional Shares	(203,392,880)	(86,530,609)

Total capital share transactions	(116,655,197)	132,105,222

Total increase in net assets	174,681,056	284,497,457

Net assets

Beginning of year	1,987,942,604	1,703,445,147

End of year	$2,162,623,660	$1,987,942,604

Shares of the Fund sold and redeemed

Investor Shares (AMAGX)

Number of shares sold	3,699,519	5,271,533

Number of shares issued in reinvestment of dividends and distributions	934,048	1,067,598

Number of shares redeemed	(8,057,051)	(5,592,854)

Net increase (decrease) in number of shares outstanding	(3,423,484)	746,277

Institutional Shares (AMIGX)

Number of shares sold	4,666,337	4,468,564

Number of shares issued in reinvestment of dividends and distributions	586,778	564,891

Number of shares redeemed	(4,761,970)	(2,241,542)

Net increase in number of shares outstanding	491,145	2,791,913

20	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	2020		2019	2018	2017		2016

Net asset value at beginning of year	$39.31		$36.24	$34.42	$33.05		$35.14

Income from investment operations

Net investment incomeA	0.15		0.13	0.16	0.17		0.18

Net gains on securities (both realized and unrealized)	7.33		4.14	5.47	5.30		0.09

Total from investment operations	7.48		4.27	5.63	5.47		0.27

Less distributions

Dividends (from net investment income)	(0.16)		(0.16)	(0.17)	(0.22)		(0.17)

Distributions (from capital gains)	(1.24)		(1.04)	(3.64)	(3.88)		(2.19)

Total distributions	(1.40)		(1.20)	(3.81)	(4.10)		(2.36)

Net asset value at end of year	$45.39		$39.31	$36.24	$34.42		$33.05

Total Return	19.12%		12.28%	16.76%	18.38%		1.06%

Ratios / supplemental data

Net assets ($000), end of year	$1,303,469		$1,263,423	$1,137,705	$1,113,440		$1,286,511

Ratio of expenses to average net assets

Before custodian fee credits	1.02%		1.08%	1.09%	1.10%		1.09%

After custodian fee credits	1.02%		1.08%	1.09%	1.09%		1.09%

Ratio of net investment income after custodian fee credits to average net assets	0.36%		0.34%	0.45%	0.52%		0.54%

Portfolio turnover rate	0%	B	0%	0%	0%	B	0%

Institutional Shares (AMIGX)	Year ended May 31

Selected data per share of outstanding capital stock throughout each year:	2020		2019	2018	2017		2016

Net asset value at beginning of year	$39.49		$36.37	$34.53	$33.11		$35.17

Income from investment operations

Net investment incomeA	0.28		0.23	0.25	0.26		0.29

Net gains on securities (both realized and unrealized)	7.34		4.15	5.49	5.31		0.07

Total from investment operations	7.62		4.38	5.74	5.57		0.36

Less distributions

Dividends (from net investment income)	(0.27)		(0.22)	(0.26)	(0.27)		(0.23)

Distributions (from capital gains)	(1.24)		(1.04)	(3.64)	(3.88)		(2.19)

Total distributions	(1.51)		(1.26)	(3.90)	(4.15)		(2.42)

Net asset value at end of year	$45.60		$39.49	$36.37	$34.53		$33.11

Total Return	19.39%		12.54%	17.03%	18.67%		1.31%

Ratios / supplemental data

Net assets ($000), end of year	$859,154		$724,520	$565,740	$442,747		$457,898

Ratio of expenses to average net assets

Before custodian fee credits	0.79%		0.84%	0.86%	0.86%		0.85%

After custodian fee credits	0.78%		0.84%	0.86%	0.85%		0.85%

Ratio of net investment income after custodian fee credits to average net assets	0.60%		0.58%	0.70%	0.78%		0.89%

Portfolio turnover rate	0%	B	0%	0%	0%	B	0%

A	Calculated using average shares outstanding
B	Amount is less than 0.5%

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2020	21

Amana Developing World Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2020)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMDWX)	4.02%	-0.86%	-0.24%	1.31%

Institutional Shares (AMIDX)[2]	4.20%	-0.67%	n/a	1.14%

MSCI Emerging Markets Index	-4.39%	0.88%	2.57%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares of the Fund would have fallen to $9,764 versus rising to $12,758 in the Index. Investor Shares are used in this chart because they have a longer track record. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 27, 2019, and incorporates results for the fiscal year ended May 31, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	Institutional shares of the Amana Developing World Fund began operations September 25, 2013.

Fund Objective

The objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top 10 Holdings

% of Total Net Assets

Silergy	7.0%

Tencent Holdings ADR	6.1%

Techtronic Industries	3.8%

Advantech	3.3%

Taiwan Semiconductor ADR	3.3%

Clicks Group	3.2%

Samsung Electronics	3.0%

Kansas City Southern Industries	3.0%

Baidu ADR	3.0%

Colgate-Palmolive	2.8%

Portfolio Diversification

% of Total Net Assets

Household Products	10.0%	∎
Electronics Components	8.1%	∎
Telecom Carriers	6.5%	∎
Application Software	6.1%	∎
Semiconductor Manufacturing	5.8%	∎
Communications Equipment	5.6%	∎
Health Care Facilities	5.5%	∎
Internet Media	4.6%	∎
Home Improvement	3.8%	∎
Computer Hardware & Storage	3.3%	∎
Food & Drug Stores	3.2%	∎
Rail Freight	3.0%	∎
Waste Management	2.7%	∎
Semiconductor Devices	2.5%	∎
Industries < 2.5%	18.6%	∎
Other Assets (net of liabilities)	10.7%	∎

22	Annual Report	May 31, 2020

Amana Developing World Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2020

For the fiscal year ended May 31, 2020, Amana Developing World Fund Investor Shares’ total return was 4.02% (versus -6.70% the year before). Reflecting its lower expense structure, Amana Developing World Fund Institutional Shares returned

4.20% for the year.

Because of the higher costs of trading and custody in Emerging Markets, the net expense ratio came in at 1.29% for Investor Shares and 1.16% for Institutional Shares. The Fund’s total net assets increased 6.83% during the fiscal year.

Most would consider the period between 2010 and 2020 as the lost decade for Emerging Markets. This was no different for the Fund, which had a 10-year average annual return of -0.24% as of May 31, 2020. We continue to have very low turnover in the Fund of 9%, consistent with our overall strategy of buying companies with long-term growth potential.

Factors Affecting Past Performance

In last year’s annual report, we discussed the 2010’s having staked a claim as one of the historically long periods of consistent economic growth. That record came crashing down with the coronavirus outbreak and the lockdown of economies around the world. The depth and alacrity of the economic contraction was unprecedented. The spread of the virus has not been equal by any means, not only in terms of impact, but also in terms of timing. Asia was hit first and governments were quick to respond, enforcing lockdowns, and closely monitoring citizens for outbreaks and infections. As of the this report, with Asia contained, the virus had already wreaked havoc in South America and South Africa. Many developing countries have implemented loose monetary and fiscal policies in reaction to the pandemic, but lacking the financial flexibility much of the developed world enjoys, they are somewhat constrained.

The Amana Developing World Fund follows a low-debt, value strategy and that clearly came into play during the first quarter of 2020, during the violent market disruption. Avoiding leveraged and energy stocks, as well as strategic use of cash reduced risks, as the market reacted to the sudden halt in economic activity and financial resilience moved front of mind.

In the new world of working from home, Technology outperformed as consumers switched to shopping online, and the move to 5G continued globally. Our top holdings in Tencent and Silergy shined. We benefited from our low exposure in Financials, no exposure in Energy, and large exposure in Techology. On average, we maintained cash reserves well above 15%, which can help in two ways when markets go down: we go down less, and it gives us buying power to either seek out new opportunities or purchase more of companies we love. We took advantage of the market downturn and reduced our cash to low double digits.

As values-based investors, we are pleased that Morningstar rated Amana Developing World Fund in the top 17% for sustainability out of 700 funds in its “Emerging Markets” fund category for the period ended May 31, 2020.

Looking Forward

We believe the current macroeconomic and global pandemic conditions will continue to favor established businesses with good cash generation, strong balance sheets, and consequent financial stability.

The trade friction of 2019 has receded, replaced by pandemic-driven economic uncertainty and we are concerned that an autumn “second-wave” could derail the nascent recovery. November’s US elections also raise the possibility of significant policy changes that would affect emerging market countries in a variety of ways, especially when it comes to trade. Only time will tell whether, or how quickly, a new Democratic administration will roll back tariffs and cancel the policy of brinkmanship.

The restrained economic outlook has pushed interest rates to historic lows globally, despite aggressive fiscal and monetary responses to the pandemic. Growing governmental debt and budget deficits in emerging markets raise the question of how they will ultimately be addressed. Lower oil prices moving forward are a mixed bag as well. Non-oil producing countries such as Turkey benefit considerably through their balance of payments, but a majority of emerging markets, due to their over-reliance on commodities, stand to suffer.

Few anticipated a lost decade in emerging market stocks. Will history repeat itself over the next ten years? Demographic changes in emerging markets, which tend to have larger populations of young people, seem to suggest that, at least in certain industries, the answer is, “No.” Whether it does or not, Amana Developing World Fund will continue to select its portfolio from financially strong, Islamically acceptable, growth-oriented securities that we judge likely to appreciate over the long term. We look for above-average earnings growth in the Fund’s investments in our endeavors to improve the Fund’s price long-term.

Annual Report	May 31, 2020	23

Amana Developing World Fund: Schedule of Investments	As of May 31, 2020

Common Stocks – 89.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Communications

Internet Media

Baidu ADR[2]	9,000	$870,437	$958,950	China	3.0%

Naspers ADR	15,600	569,589	512,772	South Africa	1.6%

		1,440,026	1,471,722		4.6%

Telecom Carriers

Advanced Info Service	99,000	725,933	599,328	Thailand	1.9%

Advanced Info Service NVDR	25,000	146,658	151,345	Thailand	0.4%

China Mobile ADR	20,000	829,364	703,200	Hong Kong	2.2%

Telekomunikasi Indonesia ADR	30,000	540,800	640,500	Indonesia	2.0%

		2,242,755	2,094,373		6.5%

		3,682,781	3,566,095		11.1%

Consumer Discretionary

Apparel, Footwear & Accessory Design

VF	12,000	292,198	673,200	United States	2.1%

Automobiles

Ford Otomotiv Sanayi	52,500	536,206	477,256	Turkey	1.5%

Home Improvement

Techtronic Industries	140,000	591,316	1,221,423	Hong Kong	3.8%

		1,419,720	2,371,879		7.4%

Consumer Staples

Food & Drug Stores

Clicks Group	78,000	483,452	1,031,299	South Africa	3.2%

Household Products

Colgate-Palmolive	12,600	657,268	911,358	United States	2.8%

LG Household & Health Care Limited	700	764,940	775,833	Korea	2.4%

Unicharm	20,000	665,136	747,579	Japan	2.3%

Unilever ADR	14,700	592,155	794,535	United Kingdom	2.5%

		2,679,499	3,229,305		10.0%

Packaged Food

Indofood CBP Sukses Makmur	800,000	424,798	447,369	Indonesia	1.4%

M. Dias Branco	30,000	458,337	205,086	Brazil	0.6%

		883,135	652,455		2.0%

		4,046,086	4,913,059		15.2%

Financials

Financial Services

Prosus NV2	15,600	263,399	261,924	China(3)	0.8%

Islamic Banking

BIMB Holdings	554,000	671,468	456,315	Malaysia	1.4%

Continued on next page.

24	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments	As of May 31, 2020

Common Stocks – 89.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Financials (continued)

Real Estate Owners & Developers

SM Prime Holdings	1,120,000	433,681	668,537	Philippines	2.1%

		1,368,548	1,386,776		4.3%

Health Care

Health Care Facilities

Bangkok Dusit Medical Services	1,220,000	757,264	862,968	Thailand	2.7%

NVDR

IHH Healthcare	300,000	391,875	375,449	Malaysia	1.2%

KPJ Healthcare	2,535,992	592,100	522,498	Malaysia	1.6%

		1,741,239	1,760,915		5.5%

Health Care Services

Fleury S/A	150,000	931,046	661,976	Brazil	2.0%

		2,672,285	2,422,891		7.5%

Industrials

Logistics Services

Kerry Logistics Network	400,000	583,456	545,906	China[3]	1.7%

Rail Freight

Kansas City Southern Industries	6,500	437,054	978,380	United States	3.0%

Transport Support Services

Grupo Aeroportuario Sureste ADR	1,350	297,912	139,955	Mexico	0.5%

Waste Management

Sunny Friend Environmental Technology	100,000	839,906	867,024	Taiwan	2.7%

		2,158,328	2,531,265		7.9%

Materials

Specialty Chemicals

International Flavors & Fragrances	5,000	706,596	665,950	United States	2.1%

		706,596	665,950		2.1%

Technology

Application Software

Tencent Holdings ADR	36,000	693,470	1,955,520	China	6.1%

Communications Equipment

Samsung Electronics	23,800	1,048,879	980,229	Korea	3.0%

Sercomm	346,000	900,376	829,019	Taiwan	2.6%

		1,949,255	1,809,248		5.6%

Computer Hardware & Storage

Advantech	107,000	790,656	1,061,674	Taiwan	3.3%

Continued on next page.

The accompanying notes are an integral part of these financial statements. Annual Report	Annual Report	May 31, 2020	25

Amana Developing World Fund: Schedule of Investments	As of May 31, 2020

Common Stocks – 89.3%	Number of Shares	Cost	Market Value	Country[1]	Percentage of Assets

Technology (continued)

Electronics Components

Delta Electronics	80,000	349,715	368,305	Taiwan	1.1%

Silergy	41,400	818,841	2,241,077	China[3]	7.0%

		1,168,556	2,609,382		8.1%

Semiconductor Devices

Micron Technology[2]	17,000	625,016	814,470	United States	2.5%

Semiconductor Manufacturing

ASM Pacific Technology Limited	90,000	905,453	825,800	China[3]	2.5%

Taiwan Semiconductor ADR	21,000	843,194	1,056,930	Taiwan	3.3%

		1,748,647	1,882,730		5.8%

		6,975,600	10,133,024		31.4%

Utilities

Utility Networks

Hong Kong & China Gas	464,119	661,270	783,075	China[3]	2.4%

		661,270	783,075		2.4%

Total investments		$23,691,214	$28,774,014		89.3%

Other assets (net of liabilities)			3,437,407		10.7%

Total net assets			$32,211,421		100.0%

[1]	Country of domicile unless otherwise indicated
[2]	Non-Income producing
[3]	Denotes a country or region of primary exposure

ADR: American Depositary Receipt

NVDR: Thai Non-Voting Depository

Countries	(unaudited)

26	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statement of Assets and Liabilities

As of May 31, 2020

Assets

Investments in securities, at value (Cost $23,691,214)	$28,774,014

Cash	3,429,498

Dividends receivable	66,955

Receivable for Fund shares sold	20,048

Prepaid expenses	398

Total assets	32,290,913

Liabilities

Accrued advisory fees	21,425

Accrued registration/filling fees	16,502

Accrued retirement plan custody fee	10,649

Accrued audit expenses	6,975

Accrued Chief Compliance Officer expenses	5,661

Payable for Fund shares redeemed	4,182

Accrued legal expenses	3,803

Accrued postage	3,506

Accrued other liabilities	2,799

Accrued 12b-1 distribution fees	2,764

Accrued trustee expenses	1,226

Total liabilities	79,492

Net Assets	$32,211,421

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$35,048,849

Total distributable earnings	(2,837,428)

Net assets applicable to Fund shares outstanding	$32,211,421

Net asset value per Investor Share	AMDWX

Net assets, at value	$13,252,103

Shares outstanding	1,369,860

Net asset value, offering and redemption price per share	$9.67

Net asset value per Institutional Share	AMIDX

Net assets, at value	$18,959,318

Shares outstanding	1,953,855

Net asset value, offering and redemption price per share	$9.70

Statement of Operations

Year ended May 31, 2020

Investment income

Dividend Income (net of foreign tax of $66,725)	$539,460

Miscellaneous income	662

Total investment income	540,122

Expenses

Investment advisory fees	265,217

Filing and registration fees	47,953

12B-1 distribution fees	36,939

Retirement plan custodial fees

Investor Shares	22

Institutional Shares	20,354

Custodian fees	15,575

Audit fees	11,200

Printing and postage fees	9,464

Chief Compliance Officer expenses	6,519

Legal fees	4,366

Trustee fees	1,749

Other expenses	1,577

Total gross expenses	420,935

Less custodian fee credits	(15,611)

Net expenses	405,324

Net investment income	$134,798

Net realized loss from investments and foreign currency	$(1,218,147)

Net increase in unrealized appreciation on investments and foreign currency	2,120,957

Net gain on investments	$902,810

Net increase in net assets resulting from operations	$1,037,608

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2020	27

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2020	Year ended May 31, 2019

Increase (decrease) in net assets from operations

From operations

Net investment income	$134,798	$127,365

Net realized loss on investment	(1,218,147)	(1,340,684)

Net increase (decrease) in unrealized appreciation	2,120,957	(782,375)

Net increase (decrease) in net assets	1,037,608	(1,995,694)

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(56,407)	(70,733)

Net dividend and distribution to shareholders – Institutional Shares	(110,519)	(77,389)

Total distributions	(166,926)	(148,122)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	4,472,125	5,700,242

Institutional Shares	7,865,003	5,624,808

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	56,081	70,234

Institutional Shares	110,361	77,238

Cost of shares redeemed

Investor Shares	(6,721,742)	(4,730,507)

Institutional Shares	(4,593,570)	(5,546,742)

Total capital share transactions	1,188,258	1,195,273

Total increase (decrease) in net assets	2,058,940	(948,543)

Net assets

Beginning of year	30,152,481	31,101,024

End of year	$32,211,421	$30,152,481

Shares of the Fund sold and redeemed

Investor Shares (AMDWX)

Number of shares sold	456,754	600,650

Number of shares issued in reinvestment of dividends and distributions	5,331	7,813

Number of shares redeemed	(702,245)	(497,182)

Net increase (decrease) in number of shares outstanding	(240,160)	111,281

Institutional Shares (AMIDX)

Number of shares sold	795,716	595,303

Number of shares issued in reinvestment of dividends and distributions	10,461	8,563

Number of shares redeemed	(467,694)	(579,117)

Net increase in number of shares outstanding	338,483	24,749

28	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.33	$10.05	$9.97	$9.38	$10.29

Income from investment operations

Net investment incomeA	0.04	0.03	0.03	0.04	0.03

Net gains (losses) on securities (both realized and unrealized)	0.34	(0.70)	0.07	0.57	(0.89)

Total from investment operations	0.38	(0.67)	0.10	0.61	(0.86)

Less distributions

Dividends (from net investment income)	(0.04)	(0.05)	(0.02)	(0.02)	(0.05)

Total distributions	(0.04)	(0.05)	(0.02)	(0.02)	(0.05)

Net asset value at end of year	$9.67	$9.33	$10.05	$9.97	$9.38

Total return	4.02%	(6.70)%	0.98%	6.59%	(8.32)%

Ratios / supplemental data

Net assets ($000), end of year	$13,253	$15,026	$15,067	$14,820	$17,781

Ratio of expenses to average net assets

Before custodian fee credits	1.34%	1.36%	1.37%	1.35%	1.51%

After custodian fee credits	1.29%	1.31%	1.32%	1.30%	1.45%

Ratio of net investment income after custodian fee credits to average net assets	0.38%	0.35%	0.27%	0.41%	0.37%

Portfolio turnover rate	9%	9%	20%	10%	33%

Institutional Shares (AMIDX)	Year ended May 31,

Selected data per share of outstanding capital stock throughout each year:	2020	2019	2018	2017	2016

Net asset value at beginning of year	$9.36	$10.08	$9.99	$9.43	$10.33

Income from investment operations

Net investment incomeA	0.04	0.05	0.05	0.06	0.06

Net gains (losses) on securities (both realized and unrealized)	0.36	(0.72)	0.07	0.57	(0.89)

Total from investment operations	0.40	(0.67)	0.12	0.63	(0.83)

Less distributions

Dividends (from net investment income)	(0.06)	(0.05)	(0.03)	(0.07)	(0.07)

Total distributions	(0.06)	(0.05)	(0.03)	(0.07)	(0.07)

Net asset value at end of year	$9.70	$9.36	$10.08	$9.99	$9.43

Total Return	4.20%	(6.58)%	1.17%	6.74%	(8.00)%

Ratios / supplemental data

Net assets ($000), end of year	$18,959	$15,127	$16,034	$14,203	$7,340

Ratio of expenses to average net assets

Before custodian fee credits	1.21%	1.19%	1.19%	1.14%	1.20%

After custodian fee credits	1.16%	1.14%	1.14%	1.09%	1.14%

Ratio of net investment income after custodian fee credits to average net assets	0.43%	0.54%	0.44%	0.65%	0.67%

Portfolio turnover rate	9%	9%	20%	10%	33%

A	Calculated using average shares outstanding

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2020	29

Amana Participation Fund: Performance Summary	(unaudited)

Average Annual Returns (as of May 31, 2020)

	1 Year	5 Year	10 Year	Expense Ratio[1]

Investor Shares (AMAPX)[2]	3.88%	n/a	n/a	0.88%

Institutional Shares (AMIPX)[2]	4.23%	n/a	n/a	0.64%

FTSE Sukuk Index	7.26%	4.12%	4.75%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Institutional Shares of the Fund on September 28, 2015, to an identical amount invested in the FTSE Sukuk Index, a measurement of global Islamic fixed income securities, also known as sukuk. The graph shows that an investment in Institutional Shares of the Fund would have risen to $11,307 versus $12,302 in the Index. Institutional Shares are used in this chart because they represent the larger share class in terms of assets. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The “Growth of $10,000” graph and “Average Annual Returns” performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

[1]

By regulation, expense ratios shown in this table are as stated in the Funds’ most recent prospectus, which is dated September 27, 2019, and incorporates results for the fiscal year ended May 31, 2019. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

[2]	The Amana Participation Fund commenced operations September 28, 2015.

Fund Objective

The objectives of the Participation Fund are capital preservation and current income, consistent with Islamic principles. Capital preservation is its primary objective.

Top 10 Holdings

% of Total Net Assets

State of Qatar (3.241% due 01/18/2023)	5.1%

Investment Corporate of Dubai (5.00% due 02/01/2027)	4.9%

Perusahaan Penerbit SBSN (4.55% due 03/29/2026)	4.8%

Perusahaan Penerbit SBSN (4.45% due 02/20/2029)	4.8%

Almarai (4.311% due 03/05/2024)	4.7%

Dubai International Finance Centre (4.325% due 11/12/2024)	4.6%

Emirates Islamic Bank (3.542% due 05/31/2021)	4.6%

TNB Global Ventures Cap (3.244% due 10/19/2026)	4.6%

Equate Sukuk Spc (3.944% due 02/21/2024)	4.4%

Qatar International Bank (2.754% due 10/27/2020)	4.3%

Portfolio Diversification

% of Total Net Assets

Financials	37.8%	∎
Foreign Government Sukuk	30.9%	∎
Utilities	8.6%	∎
Consumer Discretionary	4.7%	∎
Materials	4.4%	∎
Industrials	3.9%	∎
Communications	3.2%	∎
Technology	1.7%	∎
Other Assets (net of liabilities)	4.8%	∎

30	Annual Report	May 31, 2020

Amana Participation Fund: Discussion of Fund Performance	(unaudited)

Fiscal Year 2020

For the year ended May 31, 2020, the Amana Participation Fund Investor Shares returned 3.88% and the Institutional Shares returned 4.23%, compared to the FTSE Sukuk Index which gained 7.26%. The underperformance can be attributed to a multitude of factors, including differences in composition and objectives.

The Amana Participation Fund’s investment objective is capital preservation and current income consistent with Islamic principles, while the FSTE Sukuk Index measures the performance of the global sukuk market. The Fund is required to maintain a dollar-weighted average maturity between two to five years, aimed at mitigating duration risk, which helps to reduce portfolio volatility. In turn, this helps the Fund to meet its primary objective of capital preservation. For example, the end of 2019, the Index retained an allocation of 34.27% to sukuk issues with a maturity in excess of 7 years while the Fund held only 12.03%.

Additionally, the Amana Participation Fund employs a more diversified approach, acting prudently and conservatively, compared to the FSTE Sukuk Index. For example, at the end of 2019, the Index retained an 18.30% weighting in Indonesian sovereign sukuk, and 16.08% in Saudi Arabian sovereign sukuk with an additional 9.66% in Saudi Arabian utility operator Saudi Electric Company (SECO), creating a combined weighting of 25.74%. In contrast, the Fund held 1.99% in Indonesian sovereign sukuk, 3.92% in Saudi Arabian sovereign sukuk with an additional 4.87% invested in SECO, bringing Fund’s combined weighting to 8.79%.

As of May 31, 2020, the portfolio held 32 issues reporting a modified duration of 3.26 years. The 30-day yield was 2.50% for the Investor Shares and 2.75% for the Institutional Shares. The Fund retained 4.80% of its total assets in cash.

Factors Affecting Past Performance

We are pleased to report that the Amana Participation Fund has grown to $116.5 million in assets under management, reflecting a 52.7% year-over-year increase. We take great pride in offering the Islamic community a Sharia-compliant, income-oriented fund, offering capital preservation and current income.

To say a lot has transpired since May 31, 2019, would be a dramatic understatement. The onset of the novel coronavirus pandemic has brought about extraordinary fiscal and monetary measures from around the globe – all aimed at bringing about economic and financial stability during a period of vast uncertainty. These monetary actions, in a large part, are being funded by central banks around the world with the two largest central banks, the US Federal Reserve and the European Central Bank, reporting a combined balance sheet with total assets in excess of $14.0 trillion as of June 30, 2020, reflecting a 49.6% increase since the end of 2019, when they held just $9.1 trillion. We also witnessed the price of oil drop into negative territory for the first time in history when the price of Western Texas Intermediate (WTI) fell to a low of -$38.45 per barrel on April 20, 2020. This collapse in the price of oil can be attributed to the failure of the OPEC+ meeting on March 9, 2020 to come to an agreement to cut production, causing massive supply disruptions. The byproduct of these massive disruptions has altered the fabric of daily life as well as impacting the investment landscape.

Members of Gulf Cooperation Council (GCC) have also initiated a series of similar economic stimulus packages observed in the developed countries. According to credit rating agency Fitch, these packages amount to “nearly 30% of GDP in Bahrain and Oman, more than 10% of GDP in Kuwait, Qatar and the UAE and over 7% of GDP in Saudi Arabia.” The GCC countries have put their own spin on the stimulus packages, including benefits such as loan repayment forgiveness to businesses, the suspension and deferral of government fees and taxes, accelerated payments to contractors, increased health care spending, and private sector salary support.

All these measures are aimed at buffering the downward economic trajectory of its GCC members. For example, the IMF anticipates the GCC members’ economies to shrink by 7.6% by the end of 2020. In June of 2020, the IMF revised its growth projections for the Kingdom of Saudi Arabia to -6.8%, down from -4.5% published in its April 2020’s forecast. At the end of 2019, Saudi Arabia experienced an economic growth rate of 0.3%, down from 2.8% in 2018. It is reasonable to expect these forecasts will remain fluid for some time.

Looking Forward

Despite the challenging investment climate, we continue to see the GCC providing a supportive and constructive investment climate. The region continues to attract investors given its collective favorable credit ratings and yield enhancement over developed countries’ sovereign debt. For example, the credit rating agency, S&P, rates Abu Dhabi sovereign debt and sukuk credit at AA, followed by Qatar at AA-, and Saudi Arabia at A-. By comparison, S&P rates the US and the United Kingdom AA+, with China earning an A+. The average yield enhancement of Saudi Arabian five-year sovereign debt and sukuk from February 2018 until February 2020 was 103 basis points above the five-year US Treasury note. For the same maturity, Qatar’s and Abu Dhabi’s sovereign debt and sukuk provided an 85 basis point and 69 basis point yield enhancement to US Treasurys, respectively.

Continued on page 46

Annual Report	May 31, 2020	31

Amana Participation Fund: Schedule of Investments	As of May 31, 2020

Corporate Sukuk – 64.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Communications

Saudi Telecom[3]	3.89% due 05/13/2029	$3,450,000	$3,742,043	Saudi Arabia	3.2%

			3,742,043		3.2%

Consumer Discretionary

Almarai Sukuk[2]	4.311% due 03/05/2024	5,250,000	5,481,219	Saudi Arabia	4.7%

			5,481,219		4.7%

Financials

Dubai International Bank[2]	2.921% due 06/03/2020	4,500,000	4,485,678	United Arab Emirates	3.8%

Dubai International Finance Centre[2]	4.325% due 11/12/2024	5,250,000	5,305,046	United Arab Emirates	4.6%

Emirates Islamic Bank[2]	3.542% due 05/31/2021	5,300,000	5,362,381	United Arab Emirates	4.6%

Emaar Malls[2]	4.564% due 06/18/2024	1,500,000	1,534,685	United Arab Emirates	1.3%

Investment Corporate of Dubai[2]	5.00% due 02/01/2027	5,500,000	5,653,746	United Arab Emirates	4.9%

Majid Al Futtaim[2]	4.50% due 11/03/2025	3,250,000	3,307,168	United Arab Emirates	2.8%

Majid Al Futtaim[2]	4.638% due 05/14/2029	3,650,000	3,681,965	United Arab Emirates	3.2%

Qatar International Bank[2]	3.982% due 03/26/2024	2,500,000	2,603,433	Qatar	2.2%

Qatar International Bank[2]	2.754% due 10/27/2020	4,950,000	4,960,069	Qatar	4.3%

Sharjah[2]	3.854% due 04/03/2026	3,900,000	4,119,017	United Arab Emirates	3.5%

Sharjah Islamic Bank[2]	3.084% due 09/08/2021	3,000,000	3,011,520	United Arab Emirates	2.6%

			44,024,708		37.8%

Industrials

Transport Support Services

DP World Crescent[2]	3.908% due 05/31/2023	4,500,000	4,597,380	United Arab Emirates	3.9%

			4,597,380		3.9%

Materials

Equate Sukuk Spc[2]	3.944% due 02/21/2024	5,000,000	5,153,019	United Arab Emirates	4.4%

			5,153,019		4.4%

Technology

Axiata SPV2[2]	4.357% due 03/24/2026	1,750,000	1,920,625	Malaysia	1.7%

			1,920,625		1.7%

Utilities

Government Bonds

Tabreed SPC LTD[2]	5.50% due 10/31/2025	400,000	437,889	United Arab Emirates	0.4%

Power Generation

TNB Global Ventures Cap[2]	3.244% due 10/19/2026	5,090,000	5,399,022	Malaysia	4.6%

Continued on next page.

32	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund: Schedule of Investments	As of May 31, 2020

Corporate Sukuk – 64.3%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Utilities (continued)

Utility Networks

Saudi Electric Global[2]	4.211% due 04/03/2022	1,500,000	1,564,570	Saudi Arabia	1.3%

Saudi Electric Global[2]	4.00% due 04/08/2024	1,000,000	1,059,582	Saudi Arabia	0.9%

Saudi Electric Global[3]	4.00% due 04/08/2024	1,500,000	1,590,000	Saudi Arabia	1.4%
			4,214,152		3.6%

			10,051,063		8.6%

Total Corporate Sukuk		72,740,000	74,970,057		64.3%

Government Sukuk – 30.9%	Coupon / Maturity	Face Amount	Market Value	Country[1]	Percentage of Assets

Foreign Government Sukuk

Foreign Government Sukuks

Department of Finance Dubai[2]	3.875% due 01/30/2023	$3,250,000	$3,401,133	United Arab Emirates	2.9%

Islamic Development Bank[2]	3.389% due 09/26/2023	3,000,000	3,227,723	Saudi Arabia	2.8%

Kingdom of Saudi Arabia[2]	2.894% due 04/20/2022	1,500,000	1,531,229	Saudi Arabia	1.3%

Kingdom of Saudi Arabia[2]	3.628% due 04/20/2027	4,000,000	4,312,238	Saudi Arabia	3.7%

Oman Sovereign[2]	4.397% due 06/01/2024	500,000	474,207	Oman	0.4%

Perusahaan Penerbit SBSN[2]	3.75% due 03/01/2023	4,000,000	4,150,000	Indonesia	3.6%

Perusahaan Penerbit SBSN[2]	4.55% due 03/29/2026	5,085,000	5,593,500	Indonesia	4.8%

Perusahaan Penerbit SBSN[2]	4.45% due 02/20/2029	5,000,000	5,568,750	Indonesia	4.8%

Ras Al Khaimah Capital[2]	3.094% due 03/31/2025	1,750,000	1,793,435	United Arab Emirates	1.5%

State of Qatar[2]	3.241% due 01/18/2023	5,700,000	5,942,399	Qatar	5.1%

Total Government Sukuk			35,994,614		30.9%

Total investments	(Cost is $109,859,800)		$110,964,671		95.2%

Other assets (net of liabilities)			5,588,951		4.8%

Total net assets			$116,553,622		100.0%

[1]	Country of risk
[2]

Security was purchased pursuant to Regulation S under the Securities Act of 1933 which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2020, the aggregate value of these securities was $109,374,671 representing 93.8% of net assets.

[3]

Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust’s Board of Trustees. At May 31, 2020, the net value of these securities was $1,590,000 representing 1.3% of net assets.

Sukuk Quality Diversification	(unaudited)

% of Total Net Assets

Rated “AAA”	2.8%	∎
Rated “AA-”	5.1%	∎
Rated “A+”	5.0%		∎
Rated “A”	2.2%	∎
Rated “A-”	13.3%	∎
Rated “BBB+”	5.6%	∎
Rated “BBB”	32.1%	∎
Rated “BBB-”	10.6%	∎
Rated “BB”	0.4%	∎
Not rated	17.8%	∎
Other assets (net of liabilities)	4.8%	∎

Credit ratings are the lesser of S&P Global Ratings or Moody’s Investors Service. If neither S&P nor Moody’s rate a particular security, that security is categorized as not rated (except for US Treasury securities and securities issued or backed by US agencies which inherit the credit rating for the US government). Ratings range from AAA (highest) to D (lowest). Bonds rated BBB or above are considered investment grade. Credit ratings BB and below are lower-rated securities (junk bonds). Ratings apply to the creditworthiness of the issuers of the underlying securities and not the fund or its shares. Ratings may be subject to change.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2020	33

Amana Participation Fund

Statement of Assets and Liabilities

As of May 31, 2020

Assets

Investments in securities, at value (Cost $109,859,800)	$110,964,671

Cash	5,802,132

Dividends receivable	971,772

Receivable for Fund shares sold	357,758

Prepaid expenses	8,964

Other receivables	1,022

Total assets	118,106,319

Liabilities

Payable for securities purchased	1,312,870

Payable for Fund shares redeemed	143,180

Accrued advisory fees	47,880

Accrued registration/filling fees	15,281

Accrued audit expenses	14,740

Accrued legal expenses	8,091

Accrued retirement plan custody fee	5,205

Accrued 12b-1 distribution fees	3,330

Accrued other expenses	1,171

Accrued trustee expenses	749

Accrued Chief Compliance Officer expenses	200

Total liabilities	1,552,697

Net Assets	116,553,622

Analysis of Net Assets

Paid-in capital (unlimited shares authorized, without par value)	$115,742,821

Total distributable earnings	810,801

Net assets applicable to Fund shares outstanding	$116,553,622

Net asset value per Investor Share	AMAPX

Net assets, at value	$16,530,714

Shares outstanding	1,633,110

Net asset value, offering and redemption price per share	$10.12

Net asset value per Institutional Share	AMIPX

Net assets, at value	$100,022,908

Shares outstanding	9,846,718

Net asset value, offering and redemption price per share	$10.16

Statement of Operations

Year ended May 31, 2020

Investment income

Sukuk Income	$3,191,391

Miscellaneous income	6,933

Total investment income	3,198,324

Expenses

Investment advisory fees	506,370

Filing and registration fees	62,444

12b-1 distribution fees	50,692

Custodian fees	22,569

Legal fees	14,950

Audit fees	10,229

Printing and postage fees	9,553

Retirement plan custodial fees

Investor Shares	118

Institutional Shares	9,327

Trustee fees	2,189

Chief Compliance Officer expenses	1,826

Other operating expenses	1,466

Total gross expenses	691,733

Less custodian fee credits	(22,654)

Net expenses	669,079

Net investment income	$2,529,245

Net realized loss from investments and foreign currency	$(207,851)

Net increase in unrealized appreciation on investments	1,087,637

Net gain on investments	$879,786

Net increase in net assets resulting from operations	$3,409,031

34	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Amana Participation Fund

Statements of Changes in Net Assets	Year ended May 31, 2020	Year ended May 31, 2019

Increase in net assets from operations

From operations

Net investment income	$2,529,245	$1,767,912

Net realized loss on investment	(207,851)	(86,865)

Net increase in unrealized appreciation	1,087,637	1,569,855

Net increase in net assets	3,409,031	3,250,902

Distributions to shareowners from

Net dividend and distribution to shareholders – Investor Shares	(474,127)	(475,489)

Net dividend and distribution to shareholders – Institutional Shares	(2,049,632)	(1,293,613)

Total distributions	(2,523,759)	(1,769,102)

Capital share transactions

Proceeds from the sale of shares

Investor Shares	15,209,085	11,499,129

Institutional Shares	80,724,782	21,437,817

Value of shares issued in reinvestment of dividends and distributions

Investor Shares	466,172	473,242

Institutional Shares	1,939,030	1,193,653

Cost of shares redeemed

Investor Shares	(20,085,172)	(9,962,780)

Institutional Shares	(38,913,507)	(12,736,777)

Total capital share transactions	39,340,390	11,904,284

Total increase in net assets	40,225,662	13,386,084

Net assets

Beginning of year	76,327,960	62,941,876

End of year	$116,553,622	$76,327,960

Shares of the Fund sold and redeemed

Investor Shares (AMAPX)

Number of shares sold	1,504,601	1,173,103

Number of shares issued in reinvestment of dividends and distributions	46,051	48,219

Number of shares redeemed	(1,985,457)	(1,019,517)

Net increase in number of shares outstanding	(434,805)	201,805

Institutional Shares (AMIPX)

Number of shares sold	7,960,240	2,175,807

Number of shares issued in reinvestment of dividends and distributions	191,267	121,111

Number of shares redeemed	(3,874,664)	(1,294,286)

Net increase in number of shares outstanding	4,276,843	1,002,632

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2020	35

Amana Participation Fund: Financial Highlights

Investor Shares (AMAPX)		Year ended May 31,			Period endedA

Selected data per share of outstanding capital stock throughout each period:	2020	2019	2018	2017	May 31, 2016

Net asset value at beginning of period	$9.97	$9.76	$10.07	$10.02	$10.00

Income from investment operations

Net investment incomeB	0.24	0.24	0.22	0.21	0.10

Net gains (losses) on securities (both realized & unrealized)	0.14	0.21	(0.31)	0.07	(0.01)

Total from investment operations	0.38	0.45	(0.09)	0.28	0.09

Less distributions

Dividends (from net investment income)	(0.23)	(0.24)	(0.22)	(0.22)	(0.07)

Distribution (from capital gains)	-	-	-	(0.01)	-

Total distributions	(0.23)	(0.24)	(0.22)	(0.23)	(0.07)

Paid-in capital from early redemption feesC	n/a	n/a	0.00	0.00	0.00

Net asset value at end of period	$10.12	$9.97	$9.76	$10.07	$10.02

Total ReturnD	3.88%	4.70%	(0.94)%	2.87%	0.91%

Ratios / supplemental data

Net assets ($000), end of period	$16,531	$20,612	$18,212	$12,014	$3,016

Ratio of expenses to average net assets

Before custodian fee creditsE	0.88%	0.88%	0.87%	0.92%	1.12%

After custodian fee creditsE	0.86%	0.87%	0.85%	0.91%	1.12%

Ratio of net investment income after custodian fee credits to average net assetsE	2.34%	2.46%	2.18%	2.14%	1.53%

Portfolio turnover rateD	34%	22%	7%	23%	0%

Institutional Shares (AMIPX)		Year ended May 31,			Period endedA

Selected data per share of outstanding capital stock throughout each period:	2020	2019	2018	2017	May 31, 2016

Net asset value at beginning of period	$10.00	$9.79	$10.11	$10.05	$10.00

Income from investment operations

Net investment incomeB	0.26	0.27	0.24	0.24	0.07

Net gains (losses) on securities (both realized and unrealized)	0.16	0.21	(0.32)	0.06	0.04

Total from investment operations	0.42	0.48	(0.08)	0.30	0.11

Less distributions

Dividends (from net investment income)	(0.26)	(0.27)	(0.24)	(0.23)	(0.06)

Distribution (from capital gains)				(0.01)

Total distributions	(0.26)	(0.27)	(0.24)	(0.24)	(0.06)

Paid-in capital from early redemption feesC	n/a	n/a	0.00	0.00	0.00

Net asset value at end of period	$10.16	$10.00	$9.79	$10.11	$10.05

Total ReturnD	4.23%	4.93%	(0.80)%	3.09%	1.10%

Ratios / supplemental data

Net assets ($000), end of period	$100,023	$55,716	$44,729	$26,200	$12,727

Ratio of expenses to average net assets

Before custodian fee creditsE	0.63%	0.64%	0.62%	0.68%	0.72%

After custodian fee creditsE	0.61%	0.63%	0.60%	0.67%	0.72%

Ratio of net investment income after custodian fee credits to average net assetsE	2.53%	2.70%	2.45%	2.38%	0.99%

Portfolio turnover rateD	34%	22%	7%	23%	0%

A	Operations commenced on 9/28/2015
B	Calculated using average shares outstanding
C	Amount is less than $0.01
D	Not annualized for periods of less than one year
E	Annualized for periods of less than one year

36	Annual Report	May 31, 2020	The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

Note 1 – Organization

Amana Mutual Funds Trust (the “Trust”) was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust (“Prior Trust”) organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the Income, Growth, and Developing World Funds are successors to the corresponding series of the Prior Trust. The Trust is registered as an open-end, diversified management company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Four portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of Income, Growth, and Developing World Funds were first offered September 25, 2013. The Participation Fund (both Investor and Institutional Shares) began operations September 28, 2015. The Participation Fund is a nondiversified fund.

Each Fund is an investment company and accordingly follows the investment accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular class as provided below, shall be allocated to each class on the basis of relative net assets. Expenses allocable to a specific class are expenses specifically incurred by or for such class including the following:

•	Distribution fees;
•	Retirement plan custodial fees; and
•	Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Investment risks:

Income, Growth, Developing World, and Participation Funds: The value of the shares of each of the Funds rises and falls as the value of the securities in which the Funds invest goes up and down. The Funds limit the securities they purchase to those consistent with Islamic principles. This limits opportunities and may affect performance. Each of the Funds may invest in securities that are not traded in the United States. Investments in the securities of foreign issuers may involve risks in addition to those normally associated with investments in the securities of US issuers. These risks include currency and market fluctuations, and political or social instability. The risks of foreign investing are generally magnified in the smaller and more volatile securities markets of the developing world.

Growth Fund: The smaller and less seasoned companies that may be in the Growth Fund have a greater risk of price volatility.

Participation Fund: While the Participation Fund does not invest in conventional bonds, risks similar to those of conventional diversified fixed-income funds apply. These include: diversification and concentration risk, liquidity risk, interest rate risk, credit risk, and high-yield risk. The Participation Fund also includes risks specific to investments in Islamic fixed-income instruments. The structural complexity of sukuk, along with the weak infrastructure of the sukuk market, increases risk. As compared to rights of conventional bondholders, holders of sukuk may have limited ability to pursue legal recourse to enforce the terms of the sukuk or to restructure the sukuk in order to seek recovery of principal. Sukuk are also subject to the risk that some Islamic scholars may deem certain sukuk as not meeting Islamic investment principles subsequent to the sukuk being issued.

The Funds may invest substantially in one or more sectors, which can increase volatility and exposure to issues specific to a particular sector or industry.

Note 2 – Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds’ share prices are determined. Because of this, events occurring after the close and before the determination of the Funds’ share prices may have a material effect on the values of some or all of the Funds’ foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Sukuk certificates in which the Participation Fund invests are valued based on evaluated prices supplied by an independent pricing service, which include valuations provided by market makers and other participants, provided that there is sufficient market activity on which the pricing service can base such valuations. Where market activity is insufficient for making such determinations, the independent pricing service uses proprietary valuation methodologies and may consider a variety of factors, such as yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, and other factors in order to calculate the security’s fair value.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and

Annual Report	May 31, 2020	37

Notes to Financial Statements (continued)

income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund’s share classes. The Funds’ shares are not priced or traded on days the New York Stock Exchange is closed. The NAV is both the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized below.

Share Valuation Inputs as of May 31, 2020
	Level 1	Level 2	Level 3
Funds	Quoted Price	Significant Observable Input	Significant Unobservable Input	Total

Income Fund

Common Stocks[1]	$1,175,483,146	$-	$-	$1,175,483,146

Total Assets	$1,175,483,146	$-	$-	$1,175,483,146

Growth Fund

Common Stocks[1]	$1,963,096,241	$-	$-	$1,963,096,241

Total Assets	$1,963,096,241	$-	$-	$1,963,096,241

Developing World Fund

Common Stocks

Communications	$2,815,422	$750,673	$-	$3,566,095

Consumer Discretionary	$673,200	$1,698,679	$-	$2,371,879

Consumer Staples	$1,705,893	$3,207,166	$-	$4,913,059

Financials	$261,924	$1,124,852	$-	$1,386,776

Health Care	$-	$2,422,891	$-	$2,422,891

Industrials	$1,118,335	$1,412,930	$-	$2,531,265

Materials	$665,950	$-	$-	$665,950

Technology	$3,826,920	$6,306,104	$-	$10,133,024

Utilities	$-	$783,075	$-	$783,075

Total Common Stocks	$11,067,644	$17,706,370	$-	$28,774,014

Total Assets	$11,067,644	$17,706,370	$-	$28,774,014

Participation Fund

Corporate Sukuk[1]	$-	$35,994,614	$-	$35,994,614

Government Sukuk[1]	$-	$74,970,057	$-	$74,970,057

Total Assets	$-	$110,964,671	$-	$110,964,671

During the year ended May 31, 2020, no Fund had transfers between Level 1, Level 2, and Level 3.

1 See the Schedule of Investments for additional details.

38	Annual Report	May 31, 2020

Notes to Financial Statements (continued)

Level 1 —	Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 —

Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 —

Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table on page 38 is a summary of the inputs used as of May 31, 2020, in valuing the Funds’ investments carried at fair value.

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds’ custodian or other banks. “Other assets (net of liabilities)” in the Funds’ Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification (“ASC”) 825, “Financial Instruments,” identifies these items as a concentration of credit risk. The risk is managed by careful financial analysis and review of the custodian’s operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2019) or expected to be taken in the Funds’ 2020 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications are as of fiscal year ended May 31, 2020, and have no effect on net assets or NAV per share.

	Income Fund	Growth Fund

Distributed earnings	$-	$-

Paid-in capital	$-	$-

	Developing World Fund	Participation Fund

Distributed earnings	$21,646	$-

Paid-in capital	$(21,646)	$-

Distributions to shareowners:

For the Amana Participation Fund, dividends to shareowners from net investment income are paid daily and distributed on the last business day of each month. For the Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and are recorded on the ex-dividend date. Dividends are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Foreign taxes:

Withholding taxes on foreign dividends are paid (a portion of which may be reclaimable) or provided for in accordance with the applicable country’s tax rules and rates and are disclosed in the Statement of Operations. Withholding tax reclaims are filed in certain countries to recover a portion of the amounts previously withheld. The Funds record a reclaim receivable based on a number of factors, including a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

Annual Report	May 31, 2020	39

Notes to Financial Statements (continued)

Other:

Dividend income is recognized on the ex-dividend date, and sukuk income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes.

Note 3 – Transactions with Affiliated Persons

Under a contract approved annually by Amana’s independent trustees, Saturna Capital provides investment advisory services and certain other administrative services and facilities required to conduct Trust business. Effective June 1, 2019, the Amana Growth Fund, Amana Income Fund, and Amana Developing World Fund each pay an advisory and administration fee of 0.80% on the first $1 billion of a Fund’s average daily net assets, 0.70% on the next $1 billion, and 0.60% on assets over $2 billion. The Amana Participation Fund pays an advisory and administration fee of 0.50% annually of the average daily net assets. For the fiscal year ended May 31, 2020, the Funds paid the following advisory fees to Saturna Capital:

Advisory fees

Income Fund	$10,128,959

Growth Fund	$15,651,450

Developing World Fund	$265,217

Participation Fund	$506,370

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Saturna Brokerage Services, Inc. (“SBS”), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average daily net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended May 31, 2020, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) fees

Income Fund Investor Shares (AMANX)	$1,972,765

Income Fund Institutional Shares (AMINX)	n/a

Growth Fund Investor Shares (AMAGX)	$3,270,042

Growth Fund Institutional Shares (AMIGX)	n/a

Developing World Fund Investor Shares (AMDWX)	$36,939

Developing World Fund Institutional Shares (AMIDX)	n/a

Participation Fund Investor Shares (AMAPX)	$50,692

Participation Fund Institutional Shares (AMIPX)	n/a

For the fiscal year ended May 31, 2020, Saturna Capital spent an additional $3,324,241 of its own resources, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered “revenue sharing.” Any such payments will not change the net asset value or the price of a Fund’s shares. SBS is used to effect equity portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company (“STC”), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended May 31, 2020, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees

Income Fund Investor Shares (AMANX)	$118

Income Fund Institutional Shares (AMINX)	$80,743

Growth Fund Investor Shares (AMAGX)	$178

Growth Fund Institutional Shares (AMIGX)	$112,188

Developing World Fund Investor Shares (AMDWX)	$22

Developing World Fund Institutional Shares (AMIDX)	$20,354

Participation Fund Investor Shares (AMAPX)	$118

Participation Fund Institutional Shares (AMIPX)	$9,327

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital and Saturna Trust Company. He is not compensated by the Trust. For the fiscal year ended May 31, 2020, the Funds paid trustee compensation expenses of $45,000, which is included in the $85,782 of total expenses incurred for the independent Trustees. On May 31, 2020, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees’, officers’, and affiliates ‘ ownership

Income Fund Investor Shares (AMANX)	0.02%

Income Fund Institutional Shares (AMINX)	2.48%

Growth Fund Investor Shares (AMAGX)	0.01%

Growth Fund Institutional Shares (AMIGX)	1.47%

Developing World Fund Investor Shares (AMDWX)	1.69%

Developing World Fund Institutional Shares (AMIDX)	13.18%

Participation Fund Investor Shares (AMAPX)	0.12%

Participation Fund Institutional Shares (AMIPX)	5.98%

The officers of the Trust are paid by Saturna Capital, not the Trust, except the Chief Compliance Officer, who may be partially compensated by the Trust. For the year ended May 31, 2020, the Funds paid the following compensation expenses for the Chief Compliance Officer:

Chief Compliance Officer

Income Fund	$40,040

Growth Fund	$62,027

Developing World Fund	$6,519

Participation Fund	$1,826

Note 4 – Distributions to Shareowners

The tax characteristics of distributions paid for the year ended May 31, 2020, and the year ended May 31, 2019, were as follows:

Income Fund	May 31, 2020	May 31, 2019

Ordinary income	$18,299,329	$17,422,538

Long-term capital gain[1]	$86,590,486	$61,057,927

40	Annual Report	May 31, 2020

Notes to Financial Statements (continued)

Growth Fund	May 31, 2020	May 31, 2019

Ordinary income[2]	$9,683,783	$8,722,302

Long-term capital gain[1]	$60,077,515	$49,640,276

Developing World Fund	May 31, 2020	May 31, 2019

Ordinary income[2]	$166,926	$148,122

Participation Fund	May 31, 2020	May 31, 2019

Ordinary income	$2,523,759	$1,769,102

[1]	Long-Term Capital Gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

[2]	By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

Note 5 – Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2020, were as follows:

	Income Fund	Growth Fund

Cost of investments	$381,609,352	$433,121,436

Gross unrealized appreciation	$793,873,794	$1,529,974,805

Net unrealized appreciation (depreciation)	$793,873,794	$1,529,974,805

	Developing World Fund	Participation Fund

Cost of investments	$23,691,214	$109,859,800

Gross unrealized appreciation	$6,732,128	$1,560,268

Gross unrealized depreciation	$(1,649,328)	$(455,397)

Net unrealized appreciation (depreciation)	$5,082,800	$1,104,871

As of May 31 2020, the components of distributable earnings on a tax basis were as follows:

Income Fund

Undistributed ordinary income	$193,587

Accumulated capital gains	$32,961,690

Tax accumulated earnings	$33,155,277

Unrealized appreciation	$793,872,807

Total accumulated earnings	$827,028,084

Growth Fund

Undistributed ordinary income	$3,443,948

Accumulated capital gains	$130,747,992

Tax accumulated earnings	$134,191,940

Unrealized appreciation	$1,529,974,805

Total accumulated earnings	$1,664,166,745

Developing World Fund

Accumulated capital and other losses	$(7,920,210)

Unrealized appreciation	$5,082,782

Total accumulated losses	$(2,837,428)

Participation Fund

Accumulated capital and other losses	$(299,556)

Undistributed ordinary income	$5,486

Tax accumulated earnings	$(294,070)

Unrealized appreciation	$1,104,871

Total accumulated earnings	$810,801

At May 31, 2020, the Funds had the following capital loss carryforwards and loss deferrals, subject to regulation. Prior to their expiration, loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund	Participation Fund

Short-term loss carryforwards no expiration	$-	$-	$1,132,337	$33,885

Long-term loss carryforwards no expiration	$-	$-	$5,928,657	$57,820

Total capital loss carryforwards	$-	$-	$7,060,994	$91,705

Post-October loss deferral[1]	$-	$-	$657,797	$207,851

Late year loss deferral[2]	$-	$-	$201,419	$-

[1]	Net capital losses incurred after Octoboer 31 and within the taxable year are deemed to arise on the first business day of a fund’s next taxable year.

[2]	Net ordinary losses incurred after December 31 and within the taxable year are deemed to arise on the first business day of a fund’s next taxable year.

Note 6 – Investments

During the fiscal year ended May 31, 2020, the Funds purchased and sold the following amounts of securities.

Purchases		Sales

Income Fund	$-	$192,833,590

Growth Fund	$3,507,470	$202,932,205

Developing World Fund	$7,049,252	$2,571,218

Participation Fund	$71,671,553	$31,698,325

Note 7 – Custodian

Under agreements in place with the Trust’s custodian, UMB Bank, custody fees are reduced by credits for cash balances. For the fiscal year ended May 31, 2020, such reductions were as follows:

Custodian Fee Credits

Income Fund	$49,520

Growth Fund	$86,812

Developing World Fund	$15,611

Participation Fund	$22,654

Note 8 – Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

There were no other events or transactions during the year that materially impacted the amounts or disclosures in the Funds’

financial statements.

Annual Report	May 31, 2020	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Amana Mutual Funds Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Amana Income Fund, the Amana Growth Fund, the Amana Developing World Fund and the Amana Participation Fund (the “Funds”), each a series of Amana Mutual Funds Trust (the “Trust”), including the schedules of investments, as of May 31, 2020, the related statements of operations, the statements of changes in net assets, and financial highlights for each of the periods indicated in the table below, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2020, the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Individual Funds constituting Amana Mutual Funds Trust	Statement of operations	Statements of changes in net assets	Financial highlights

Amana Income Fund Amana Growth Fund Amana Developing World Fund	For the year ended May 31, 2020	For each of the two years in the period ended May 31, 2020	For each of the five years in the period ended May 31, 2020

Amana Participation Fund	For the year ended May 31, 2020	For each of the two years in the period ended May 31, 2020	For each of the four years in the period ended May 31, 2020 and for the period from September 28, 2015 (commencement of operations) through May 31, 2016

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the US federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 1995.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2020, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Philadelphia, Pennsylvania

July 30, 2020

/s/ Tait, Weller & Baker LLP

Tait, Weller & Baker LLP

42	Annual Report	May 31, 2020

Expenses	(unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund’s gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. There are no redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2019 to May 31, 2020).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the “Hypothetical” line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2019]	Ending Account Value [May 31, 2020]	Expenses Paid During Period	Annualized Expense Ratio

Income Fund

Investor Shares (AMANX), Actual	$1,000.00	$986.90	$5.27	1.06%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.69	$5.36	1.06%

Institutional Shares (AMINX), Actual	$1,000.00	$987.50	$4.16	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.23	0.84%

Growth Fund

Investor Shares (AMAGX), Actual	$1,000.00	$1,050.90	$5.23	1.02%

Hypothetical (5% return before expenses)	$1,000.00	$1,019.90	$5.15	1.02%

Institutional Shares (AMIGX), Actual	$1,000.00	$1,052.40	$4.07	0.79%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.03	$4.01	0.79%

Developing World Fund

Investor Shares (AMDWX), Actual	$1,000.00	$958.10	$6.87	1.40%

Hypothetical (5% return before expenses)	$1,000.00	$1,017.99	$7.08	1.40%

Institutional Shares (AMIDX), Actual	$1,000.00	$959.00	$6.49	1.33%

Hypothetical (5% return before expenses)	$1,000.00	$1,018.37	$6.69	1.33%

Participation Fund

Investor Shares (AMAPX), Actual	$1,000.00	$1,005.00	$4.22	0.84%

Hypothetical (5% return before expenses)	$1,000.00	$1,020.79	$4.25	0.84%

Institutional Shares (AMIPX), Actual	$1,000.00	$1,007.20	$3.04	0.61%

Hypothetical (5% return before expenses)	$1,000.00	$1,021.97	$3.07	0.61%

Expenses are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2019, through May 31, 2020), multiplied by the average account value over the period, multiplied by 183/366 to reflect the semi-annual period.

Annual Report	May 31, 2020	43

Trustees and Officers	(unaudited)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

INDEPENDENT TRUSTEES

(photo omitted)	M. Yaqub Mirza, PhD (73) 1300 N. State Street Bellingham, WA 98225

Chairman (since 2014); Independent Trustee (since 2009); Vice Chairman (2009 to 2014); Independent Trustee (1987 to 2003); Chairman (2000 to 2003); Executive Committee (Chairman); Audit and Compliance Committee;

Four

			CEO, Sterling Management Group, Inc. (financial services)	None

(photo omitted)	Iqbal J. Unus, PhD (76) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 1989); Governance, Compensation and Nominations Committee (Chairman); Four	Adviser, The Fairfax Institute at the International Institute of Islamic Thought	None

(photo omitted)	Miles K. Davis, PhD (60) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2008); Executive Committee; Audit and Compliance Committee; Four

President, Linfield College

Former Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business, Shenandoah University;

Former Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University

None

(photo omitted)	Ronald H. Fielding MA, MBA, CFA (71) 1300 N. State Street Bellingham, WA 98225	Independent Trustee[1] (since 2012); Audit and Compliance Committee (Chairman, Financial Expert); Thirteen	Director, ICI Mutual Insurance Company	Saturna Investment Trust

INTERESTED TRUSTEE

(photo omitted)	Nicholas F. Kaiser, MBA (74) 1300 N. State Street Bellingham, WA 98225	President, Trustee (since 1989); Executive Committee; Governance, Compensation and Nominations Committee; Four	Chairman, Saturna Capital Corporation (the Trust’s investment adviser); Chairman, Saturna Trust Company Former Director, Saturna Brokerage Services	None

44	Annual Report	May 31, 2020

Trustees and Officers (continued)	(unaudited)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee

OFFICERS WHO ARE NOT TRUSTEES

(photo omitted)	Jane Carten MBA (45) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2012); N/A	President, Chief Executive Officer, and Director, Saturna Capital Corporation; President and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A

(photo omitted)	Christopher R. Fankhauser (48) 1300 N. State Street Bellingham, WA 98225	Treasurer[1] (since 2002); N/A	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A

(photo omitted)	Michael E. Lewis (58) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer[1] (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds.	N/A

(photo omitted)	Jacob A. Stewart (39) 1300 N. State Street Bellingham, WA 98225	Anti-Money Laundering Officer[1] (since 2015); N/A	Anti-Money Laundering Officer, Saturna Capital Corporation, Saturna Brokerage Services; Chief Compliance Officer, Saturna Brokerage Services Bank Secrecy Act Officer, Saturna Trust Company	N/A

(photo omitted)	Nicole Trudeau (41) 1300 N. State Street Bellingham, WA 98225	Secretary[1] (since 2018); N/A	Chief Legal Officer, Saturna Capital Corporation; Counsel, Simpson Thacher & Bartlett LLP; Partner, Stradley Ronon Stevens & Young LLP; Partner, K&L Gates LLP	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, retirement, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana’s Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 1-800-728-8762, includes additional information about Trustees.

On May 31, 2020, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees’, officers’, and affiliates ‘ ownership

Income Fund Investor Shares (AMANX)	0.02%

Income Fund Institutional Shares (AMINX)	2.48%

Growth Fund Investor Shares (AMAGX)	0.01%

Growth Fund Institutional Shares (AMIGX)	1.47%

Developing World Fund Investor Shares (AMDWX)	1.69%

Developing World Fund Institutional Shares (AMIDX)	13.18%

Participation Fund Investor Shares (AMAPX)	0.12%

Particiaption Fund Institutional Shares (AMIPX)	5.98%

During the year ended May 31, 2020, the Independent Trustees were each paid by the Trust: (1) $8,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2020, all Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust’s adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Income and Growth Fund portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month the Amana Income or Growth Fund portfolios earn a 4 or 5 star rating from Morningstar (see pages 6 and 7). The officers are paid by Saturna Capital and not the Trust. As of May 31, 2020, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) over $19 million.

[1]	Holds the same position with Saturna Investment Trust.

Annual Report	May 31, 2020	45

Amana Participation Fund, Continued from page 31	(unaudited)

Selected 5 Year Yields Compared to US Treasury

Over the upcoming year we will continue to place our focus on owning US dollar-denominated investments offered by high-quality issuers that we believe are better positioned to endure the challenges ahead.

46	Annual Report	May 31, 2020

Availability of Quarterly Portfolio Information

(1)

The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Previously, this information was filed on Form N-Q.

(2)	The Funds’ Form N-PORT reports are available on the SEC’s website at www.sec.gov.

(3)	The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com

Availability of Proxy Voting Information

(1)

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www. amanafunds.com; and (c) on the SEC’s website at www.sec.gov.

(2)

Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888-732-6262; (b) on the Funds’ website at www.amanafunds.com; and (c) on the SEC’s website at www.sec.gov.

Statement Regarding Liquidity Risk Management Program

The Securities and Exchange Commission adopted Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”) to promote effective liquidity risk management throughout the open-end investment company industry, thereby reducing the risk that funds will be unable to meet their redemption obligations and mitigating dilution of the interests of fund shareholders.

Pursuant to the Liquidity Rule, the Trust, on behalf of the Funds, has adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Program is overseen by Saturna Capital’s Liquidity Risk Committee, and the Program’s principal objectives include assessing, managing and periodically reviewing each Fund’s liquidity risk, based on factors specific to the circumstances of the Fund.

At a meeting of the Board held on December 9, 2019, the Trustees received a report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation. It was reported to the Board that the assessment found that the Program was adequately designed and effective in achieving its objectives. Further, that review of the Program’s implementation evidenced substantial compliance with relevant policies and procedures.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds’ prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 1-888-732-6262 or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies’ use of customer information and from sharing or using it for any purposes other than performing the services for which they were required. We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800-728-8762.

Annual Report	May 31, 2020	47

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

SATURNA CAPITAL

1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
www.amanafunds.com

Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
Custodian	UMB Bank Kansas City, MO
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

This report is printed on paper with a minimum of 30% post-consumer fiber using soy-based inks. It is 100% recyclable.

2. Code of Ethics

Registrant has adopted a code of ethics and is included with this submission as Exhibit (a). It may also be found on Registrant's website at https://www.saturna.com/code-ethics

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

4. Principal Accountant Fees and Services

(a) Audit Fees

For the fiscal years ending May 31, 2020, and 2019, the aggregate audit fees billed for professional services rendered by the principal accountant were $88,000 and $88,000, respectively.

(b) Audit-Related Fees

There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2020, and 2019.

(c) Tax Fees

For the fiscal years ending May 31, 2020, and 2019, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $14,400 and $14,400 respectively.

(d) All Other Fees

There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2020, and 2019.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services

One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Aggregate Non-Audit Fees

The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant are shown above in the response to Item 4(b), (c) and (d) above.

(1) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant's investment adviser, Saturna Capital Corporation ("Saturna"), for the fiscal years ended May 31, 2020, and 2019 were:

	Fiscal Year Ended
	May 2020	May 2019
All other fees:	$14,400	$14,400

The fees listed above consist of fees paid by Saturna to the Registrant's principal accountant for its review and report on Saturna's internal transfer agency control procedures and Saturna's custody control procedures.

(2) The aggregate non-audit fees billed by the principal accountant for services rendered to entities controlling, controlled by, or under common control with Saturna, for the fiscal years ended May 31, 2020, and 2019 were:

Fiscal Year Ended
	May 2020	May 2019
All other fees:	None	None

(h) Registrant's Audit Committee

The Registrant's Audit Committee has considered the provision of non-audit services that were rendered to Saturna, and any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Registrant, that were not pre-approved pursuant to Rule 2-01 (c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining the independence of the Registrant's principal accountant.

5. Audit Committee of Listed Registrants

Not applicable.

6. Schedule of Investments

The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 4, 2020, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

Exhibits included with this filing:

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

July 30, 2020
Date

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:

/s/ Nicholas Kaiser, President
Signature and Title

Nicholas Kaiser, President
Printed name and Title

July 30, 2020
Date

By:

/s/ Christopher Fankhauser, Treasurer
Signature and Title

Christopher Fankhauser, Treasurer
Printed name and Title

July 30, 2020
Date